UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report June 30, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Global Infrastructure Fund	FGIAX	FGNCX	FGNRX	—	FGIYX
Nuveen Real Asset Income Fund	NRIAX	NRICX	—	—	NRIIX
Nuveen Real Estate Securities Fund	FREAX	FRLCX	FRSSX	FREGX	FARCX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown slightly, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. The June employment report was much stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

U.S. growth remains modest, while economic conditions elsewhere continue to appear vulnerable. On June 23, 2016, the U.K. voted to leave the European Union, known as “Brexit.” The outcome surprised the global markets, leading to high levels of volatility across equities, fixed income and currencies in the days following the vote. Although the turbulence subsided not long after and many asset classes have largely recovered, uncertainties remain about the Brexit separation process and the economic and political impacts on the U.K., Europe and the rest of the world.

In the meantime, global central banks remain accommodative in efforts to bolster growth. The European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, as their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown, but investors are still worried about where the world’s second-largest economy might ultimately land.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied earlier in the year on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to hold rates steady at its June meeting. Although labor market conditions improved in June, Britain’s “leave” vote is expected to keep the Fed on hold until later in 2016.

With global economic growth still looking fairly fragile, during certain periods financial markets were volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016 and following the Brexit vote in June, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2016

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Portfolio Managers’

Comments

Nuveen Global Infrastructure Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. For the Nuveen Global Infrastructure Fund, Jay L. Rosenberg has been the lead portfolio manager since its inception in 2007 and Tryg T. Sarsland has been the co-portfolio manager since 2012. For the Nuveen Real Asset Income Fund, Jay L. Rosenberg has been the lead portfolio manager and Jeffrey T. Schmitz, CFA, has been a co-manager since the Fund’s inception in 2011. Brenda A. Langenfeld, CFA, and Tryg T. Sarsland were added as co-managers in 2015. For the Nuveen Real Estate Securities Fund, Jay L. Rosenberg has served as a portfolio manager since he joined the Fund’s management team in 2005, while Scott C. Sedlak joined the team as a co-portfolio manager in 2011.

On the following pages, the portfolio management teams for the Funds discuss key investment strategies and the Funds’ performance for the six-month reporting period ended June 30, 2016.

Nuveen Global Infrastructure Fund

How did the Fund perform during the six-month reporting period ended June 30, 2016?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year, five-year and since inception periods ended June 30, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the S&P Global Infrastructure Index and outperformed the Lipper classification average during the six-month reporting period.

What strategies were used to manage the Fund during the six-month reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term growth of capital and income by investing primarily in equity securities issued by U.S. and non-U.S. companies that typically derive the majority of their value from owned or operated infrastructure assets. During the reporting period, our strategy for managing the Fund remained consistent as we focused on buying global infrastructure companies that own and operate long life assets that have visible cash flows, strong balance sheets, manageable amounts of leverage and inelastic demand characteristics. We believe these types of companies will have ongoing access to capital and the best chances for producing sustainable and growing cash flow. The Fund is structured using a number of core infrastructure companies that we believe should provide long-term outperformance versus the market, combined with more opportunistic holdings that we believe are undervalued by the market in the short term. We have exposure around the globe to a mixture of holdings that represent significant value, as well as positions in companies that may prove to be more stable in a slowly growing global economy.

During the six-month reporting period, the global infrastructure sector posted a 14.09% return as measured by the S&P Global Infrastructure Index. These results significantly outperformed both the broad U.S. equity market return of 3.84% as measured by the S&P 500® Index and the global equity market return of 1.58% as measured by the MSCI All Country World Index. In the first six weeks of the reporting period, concerns about global growth led to an equity market sell-off, but the more defensive global infrastructure

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

universe held up much better. As those concerns waned and oil prices began to rebound, the resulting rally in equities lifted share prices in all areas. However, infrastructure was able to remain well ahead after falling much less earlier in the reporting period and gaining nearly as much as the broader equity universes during the rebound. Later in the reporting period, continued concerns about global growth, political uncertainty, especially in Europe thanks to the U.K.’s “Brexit” vote, and declining interest rates led investors to again favor the more defensive areas of the marketplace that are less sensitive to the global economic cycle such as infrastructure. The continuing rally in the price of crude oil lifted midstream pipeline companies after a very difficult 2015, helping the segment post some of the best results among the infrastructure sectors during the reporting period. From a geographic standpoint, U.S. holdings generally outperformed international holdings, especially late in the reporting period. Much of the outperformance was due to a stronger U.S. dollar as a result of the Brexit vote. On an absolute basis, all but three infrastructure sectors posted positive returns for the reporting period.

The Fund underperformed the benchmark S&P Global Infrastructure Index during the six-month reporting period with the biggest detraction coming from the pipeline, technology infrastructure and diversified infrastructure sectors. On the other hand, the Fund outperformed its Lipper peer group, benefiting from favorable results in the electric utilities, gas utilities and seaport sectors.

The pipeline sector detracted the most from the Fund’s relative performance versus the benchmark. Our underweight position in the sector weighed on results, although we had been adding to the group consistently during the period to narrow the gap. Underlying stock prices for the pipeline group have remained closely tied to the price of crude oil, which has moved significantly higher after the February lows. As a result of the rebound in the commodity, investors moved back into midstream energy names and the sector posted a more than 30% return during the reporting period.

Technology infrastructure, a sector not represented in the benchmark, was also a drag in terms of the Fund’s relative performance. Holdings in the portfolio were up almost 8% during the reporting period, but that still lagged the overall infrastructure index return. Cellular tower company SBA Communications Corporation (SBA) was the primary detractor. The company experienced some technical selling pressure due to its exposure to Brazil, which is greater than the other companies in the cell tower space as U.S.-focused providers posted better absolute returns. SBA’s growth outlook also slowed relative to its peer group after a period of significant expansion. However, we continue to like and favor this name in our portfolio as it looks attractively valued relative to its peers.

Within diversified infrastructure, the Fund’s relative performance in the sector was most adversely affected by our underweight position in Australian-based Macquarie Infrastructure Corporation. Recently, given the significant number of energy-related assets the company owns and operates, it has been highly correlated to the commodities markets, especially crude oil prices. This has lifted company shares, causing our underweight to be a drag on performance versus the benchmark.

The electric utilities sector was the strongest area within the portfolio on a relative basis. Given the defensive leadership in the market during the period, the sector as a whole performed quite well. Although the Fund held a substantial underweight position in the electric utilities group, our security selection within the sector more than made up for it. One of our common themes in managing this portfolio is that policy and regulation have a significant impact on many of the more highly regulated sectors in the infrastructure universe. Therefore, we often make shifts in the portfolio’s weights as a result of the political landscape where the companies operate. Within electric utilities, the Fund was rewarded for not holding two large benchmark constituents during the period, Iberdrola SA and Scottish and Southern Energy PLC (SSE plc). Heading into the U.K. referendum vote, we chose to reduce the Fund’s overall exposure to U.K.-domiciled companies such as SSE. The U.K. companies the Fund did continue to own were largely in the water utilities area, which we believed would be less adversely impacted in the event of a Brexit vote. This positioning benefited the portfolio as U.K. names and other European holdings declined dramatically on the heels of the vote, much due to downward pressure in the currency markets relative to the U.S. dollar. SSE posted negative returns, significantly underperforming the overall electric utilities sector. The other country that was under significant political pressure was Spain, which has not had a coalition government since the general election late last year. The populist, anti-austerity party Unidos Podemos had been gaining traction, hampering efforts to form a government. This party’s outspoken support for a possible secession of Catalonia, which would effectively break Spain apart, elevated the uncertainty in Spain, which we chose to largely avoid. The election held in Spain just days after the U.K. referendum actually had a favorable outcome relative to expectations and led to the belief that a coalition government may be possible sooner than expected. While this was a positive development, Iberdrola also posted negative absolute performance for the period, substantially underperforming the overall sector.

6	NUVEEN

Within gas utilities, the portfolio was rewarded for its ownership in domestic companies that have more regulated distribution businesses and also pipeline assets. The gas utilities sector benefited from expected growth rates that appear superior to those found in the electric utilities space, as well as from potential merger and acquisition (M&A) activity as other utilities look for ways to grow their regulated asset base. Along with the M&A bid in the marketplace, many of our holdings benefited from the rebound in oil prices given their pipeline exposures. The Fund’s most significant contributor to relative performance within the space was its underweight exposure to French utility Engie, a large benchmark constituent. Engie continued to be affected by muted energy demand in Europe due to the lackluster economy. The company also cut its dividend during the reporting period, which put additional downward pressure on its stock price. Among the benchmark holdings in gas utilities, Engie was the worst performer and the only name with a negative absolute return.

The seaport sector continued to perform well for the Fund on a relative basis, but was one of the few sectors that posted negative absolute returns. The Fund’s underweight to the group aided relative returns, while security selection also contributed favorably. In particular, the Chinese and Australian benchmark constituents were under the most pressure and the Fund held underweights in both regions. Within the infrastructure universe, the seaport sector is the most exposed to cyclicality and global growth. Throughputs globally have continued to fall as a result of slower economic growth and reduced trade, affecting not only commodities but also consumer goods as retailing has been soft recently as well. Our expectations for global growth continued to be modest with the possibility even for growth to continue to wane, which was the rationale behind the Fund’s underweight to the sector.

Our outlook remained constructive regarding the more highly regulated electric utilities in the U.S. and Europe, with the exception of the U.K. and Spain. While the sector was the largest in terms of portfolio weight, the Fund remained substantially underweight relative to the benchmark, given its elevated exposure in electric utilities. Pipelines overtook toll roads to become the Fund’s second largest weight (while still underweight versus benchmark) as the group posted strong returns bolstered by the rise in oil prices. Positioning within that sector remained focused on quality companies with well-diversified counterparty risk relative to their upstream shipping contracts. The Fund continued to favor core/higher conviction holdings in which we have more confidence regarding future recurring cash flows. In more general terms, we maintained a higher quality, lower beta bias in the portfolio. The Fund was well positioned in regard to the U.K. vote to leave the European Union (EU). While it was still somewhat of a surprise outcome, we had substantially reduced the Fund’s exposure to the region overall. We believed the portfolio’s remaining U.K. exposure, the bulk of which was water utilities, was much better insulated than other companies and sectors.

Nuveen Real Asset Income Fund

How did the Fund perform during the six-month reporting period ended June 30, 2016?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year and since inception periods ended June 30, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the new Real Asset Income Blend benchmark, the Barclays U.S. Corporate High Yield Index, the Lipper classification average and the old Real Asset Income Blend benchmark during the six-month reporting period.

Effective December 31, 2015, the Real Asset Income Blend Index constituents were changed to the following: 28% S&P Global Infrastructure Index, 21% FTSE EPRA/NAREIT Developed Index, 18% Wells Fargo Hybrid & Preferred Securities REIT Index, 15% Barclays Global Capital Securities Index and 18% Barclays U.S. Corporate High Yield Bond Index. The benchmark change was made for three primary reasons. First, the management team believes the new benchmark better approximates what the Fund’s expected weighted average exposures to real estate and infrastructure common equity, preferred securities and debt are likely to look like over time. Second, the new benchmark should reduce the Fund’s performance differential as a result of country/currency exposures (the former benchmark had a U.S. bias versus the more global universe of securities from which the Fund is constructed). Third, the management team believes the new benchmark more accurately reflects the types of securities held by the Fund. There was no change to the Fund’s Barclays benchmark or its Lipper peer group.

Prior to December 31, 2015, the Real Asset Income Blend Index constituents were as follows: 33% S&P Global Infrastructure Index, 12% BofA/Merrill Lynch Preferred Fixed Rate Index, 15% MSCI U.S. REIT Index, 20% BofA/Merrill Lynch REIT Preferred Index and 20% Barclays U.S. Corporate High Yield Bond Index.

NUVEEN	7

Portfolio Managers’ Comments (continued)

What strategies were used to manage the Fund during the six-month reporting period and how did these strategies influence performance?

The Fund seeks a high level of current income with a secondary objective of capital appreciation by investing in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock, and infrastructure and real estate related debt. Our goal is to combine these securities into a portfolio that provides investors with an attractive level of income and dampens levels of risk versus the broader equity market. We continued to select securities using an investment process that screens for companies and assets across the real assets market that provide higher yields. From the group of securities providing significant yields, we focus on owning those companies and securities with the highest total return potential in the Fund. Our process places a premium on finding securities whose revenues come from tangible assets with long-term concessions, contracts or leases and are therefore capable of producing steady, predictable and recurring cash flows. The Fund’s management team employs a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

With the backdrop of heightened volatility, dramatically falling interest rates and rebounding oil prices, all five “real asset” categories represented in the new Real Asset Income Blend benchmark produced positive absolute returns during the six-month reporting period. Benchmark results were led by the global infrastructure sector, which experienced strong gains of 14.09% as measured by the S&P Global Infrastructure Index, significantly outpacing both the broad U.S. equity market return of 3.84% as measured by the S&P 500® Index and the global equity market return of 0.66% as measured by the MSCI All Country World Index. The more defensive global infrastructure universe held up much better during the period’s early equity market sell-off, and also rallied along with oil prices starting in mid-February. Later in the reporting period, continued concerns about global growth, political uncertainty in Europe thanks to the U.K.’s “Brexit” vote and declining interest rates led investors to again favor more defensive areas that are less sensitive to the global economic cycle such as infrastructure. The public commercial real estate sector posted a 9.38% return as measure by the FTSE EPRA/NAREIT Developed Index during the reporting period, also substantially outperforming the broader global equity markets. Real estate shares were supported by positive commercial real estate fundamentals as well as declining interest rates as the U.S. Federal Reserve (Fed) remained on hold, the European Central Bank embarked on additional monetary easing and U.K. voters shocked the markets with their “Brexit” vote. Rates for 10-year Treasuries, for example, fell from 2.27% at the start of the reporting period to 1.49% by June 30, 2016. High yield indices recovered strongly after a rough start to the reporting period. The overall high yield market, as measured by the Barclays High Yield Index, produced a 9.06% return during the reporting period. The preferred benchmarks for the Fund both turned in positive returns as well, but were somewhat muted relative to the other segments with the Wells Fargo Hybrid & Preferred Securities REIT Index gaining 6.81% and the Barclays Global Capital Securities Index up 3.16%.

The Fund continued to generate a consistent gross yield that remained above our overall yield hurdle, while producing a total return ahead of both its old and new comparative Real Asset Income Blend benchmarks. We attempt to add value versus the benchmark in two ways: by re-allocating money among five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. The Fund’s outperformance relative to the benchmark was driven by favorable results across three of the five sections of its portfolio, led by the Real Estate Investment Trust (REIT) common equity segment, followed by the infrastructure and REIT preferred segments.

The most significant contributor to the Fund’s outperformance of its benchmark was the REIT common equity portion of the portfolio, mainly due to our security selection within the group. Our overweight to U.S. REITs, which generally outperformed global benchmarks, provided a tailwind to the portfolio, along with selection within that segment. Our focus on higher yielding companies in the portfolio led our health care and office positions to strongly outperform versus the benchmark constituents. These higher yielding holdings benefited from their defensive characteristics in the first few weeks of the reporting period, along with upside participation in the remainder of the period while interest rates remained well in check. Also, our lack of exposure to the central business district of London aided the Fund’s results given the performance of the London property market after the U.K.’s vote to leave the European Union.

Relative to the new comparative Real Asset Income Blend benchmark, the Fund also benefited from strong security selection in the infrastructure preferred space. Collectively, our holdings solidly outpaced the somewhat muted return of the overall sector; however, these gains were partially offset by an overweight position in the space. Some of our outperformance was the result of a lack of

8	NUVEEN

exposure to financial preferred securities, which make up a large percentage of the index, but that we do not own because of the Fund’s directive to own only infrastructure and real estate companies. Financial preferreds were adversely affected by the Brexit vote and declining interest rates. At the same time, our overweight position in electric utility preferreds benefited performance as the preponderance of issues in the Fund showed positive absolute returns. Utilities in general performed very well in the equity markets as defensive sectors were the leaders. In particular, two of the Fund’s U.S. electric utility preferreds that are convertible to equity provided the most outperformance as these securities traded in line with their equity brethren. In addition, our technology infrastructure preferreds, led by American Tower Corporation, performed very well during the period.

In the REIT preferred segment, both our security selection within the office segment as well as our underweight to the group led the way in terms of positive attribution. Our Alexandria Real Estate Preferred position added the most value in terms of security selection, contributing to our outperformance of the benchmark as medical offices continued to perform well. The longer-term leases and healthy fundamentals in this defensive sector helped it perform well against the backdrop of higher uncertainty and declining interest rates.

The global infrastructure equity segment was the most significant detractor during the period as the holdings in the portfolio underperformed the benchmark names by approximately 1% in absolute terms. Although the Fund benefited from convertible preferred holdings in U.S. electric utilities, our positions in non-U.S. electric utility equities, as well as an underweight to this strongly performing area overall, hampered its results. An underweight to pipelines also detracted as the names remained highly correlated to the price of crude oil, which was up substantially from the lows hit earlier in the year.

In the high yield portion of the portfolio, performance was hampered during the first five weeks of the reporting period by heightened concerns for the energy sector and independent power producers. The nearly 30% drop in oil prices from December 31, 2015 to February 11, 2016 was taken as a signal by the market that a global economic recession was imminent. The risk-averse environment in high yield caused the Fund’s holdings to underperform the index until mid-February, when investors returned to the asset class looking to benefit from the historically attractive credit spreads available. Risk appetites increased as the period progressed as flows into high yield increased dramatically and investors started to look across all segments of the universe for relative performance. Issuance of new bonds during the reporting period was historically quite low, further helping the technical backdrop for the high yield sector. The high yield portfolio’s relative performance improved substantially after the first five weeks of the reporting period, but still fell short of the high yield index.

As the reporting period progressed, we modestly reduced the Fund’s U.S. exposure to a little more than 55% of invested dollars, which is approximately 6% less than where it started the period. The shift was mostly because of a slight reduction in the high yield segment of the Fund’s portfolio as well as a reduction in real estate preferred shares. In the high yield space, we reduced on strength as spreads continued to narrow and a number of bonds performed well on an absolute basis. We also lowered our REIT preferred exposure slightly due to strength in the sector, which was the result of investors’ ongoing quest for yield in the midst of falling domestic interest rates. The underlying fundamentals within real estate remained strong relative to historic averages, while heightened uncertainty in Europe pushed investors increasingly toward U.S.-centric investments like commercial real estate, also benefiting the group. Our outlook for global growth remains somewhat sanguine which, combined with very easy global monetary policy, should keep interest rates relatively well contained in the absence of an unexpected uptick in global economic data. In turn, we believe this should benefit the higher yielding and longer asset duration companies we hold within infrastructure as well as real estate.

Where possible, we continued to shift the portfolio higher up the quality spectrum within the investable universe, and slightly down the yield ladder as a result. The broader allocation buckets of equities, preferred securities and high yield debt changed on the margin as we reallocated to areas we felt had better potential going forward. We will continue to make slight changes to the weights within those larger categories, while focusing on security selection as we attempt to add value with our bottom-up valuation methodology. Our preference within the preferred and debt portions of the portfolio is to own subordinated positions from higher quality companies, rather than more senior positions of lower quality companies.

In terms of portfolio weights, the Fund’s overall allocation to common equities ended the reporting period at roughly 45%, while preferred securities equaled approximately 36% of the portfolio. Within common equity, we ended the period with about 26% of the portfolio allocated to infrastructure equities and about 19% invested in the REIT equity sector. While real estate fundamentals remain

NUVEEN	9

Portfolio Managers’ Comments (continued)

supportive, we believe that growth within the sector is beginning to slow a bit, especially in some of the larger coastal markets such as New York City and San Francisco. In most major property sectors, building prices are also well past 2007 peak prices, which may indicate that REITs are a little later in their cycle. As a result, within real estate we continued to have a modest underweight to REIT equities and, after trimming our REIT preferred holdings during the reporting period, a very small underweight there as well.

The Fund’s high yield fixed income exposure ended the period at around 14% of the portfolio. Within the high yield portfolio, we continued to find attractive opportunities to add to REIT credits, especially in the health care, suburban office and industrial subsectors. Although high-yield pipeline exposure remained our largest concentration at slightly less than 3% of the Fund’s overall portfolio, that exposure was down from 4% at the beginning of the reporting period. While our next three biggest concentrations were in data centers, real estate and hospitals, we continued to invest our high yield portfolio across the spectrum of infrastructure. Our outlook for the high yield sector for the remainder of 2016 is positive. However, we are bound to see some periods of softness given the rapid run-up in total returns over the past five months, coupled with headlines around the impact of Brexit, oil prices and other global concerns.

During the reporting period, the Fund shorted short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates. The effect of these positions on performance was negligible during the period.

Nuveen Real Estate Securities Fund

How did the Fund perform during the six-month reporting period ended June 30, 2016?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended June 30, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the MSCI U.S. REIT Index and outperformed the Lipper classification average during the six-month reporting period.

What strategies were used to manage the Fund during the six-month reporting period and how did these strategies influence performance?

The Fund seeks to provide above average income potential and long-term capital appreciation by investing in income producing common stocks of publicly traded companies engaged in the real estate industry. During the reporting period, we continued to implement the Fund’s strategy of investing on a relative value basis with a focus on individual stocks rather than economic or market cycles. We also continued to invest the Fund in a fairly sector neutral manner (with a couple of notable exceptions within the community center, health care and net lease sectors) with a goal of providing a well-diversified portfolio of public real estate stocks to our shareholders. A sector neutral approach reduces the impact of any one property type on performance. Additionally, we continued to invest in a broader universe of stocks than our benchmark index to access more dynamic parts of the commercial real estate cycle.

During the six-month reporting period, the public commercial real estate sector returned 13.56% as measured by the MSCI U.S. REIT Index in an environment where broader equity markets experienced considerable volatility and only posted modest gains. Real estate investment trusts (REITs) significantly outperformed U.S. equities, as measured by the S&P 500® Index, posting a more than 9% return advantage. Strong REIT performance was aided by a nearly 80 basis point drop in the yield of 10-year Treasuries during the reporting period. While labor market conditions and economic growth in the U.S. were superior to most of the other developed economies around the globe, heightened uncertainty and softer economic conditions outside the U.S. led the Federal Reserve to a more gradual pace in monetary policy normalization. REIT fundamentals have remained quite favorable relative to historic averages; however, projections for net operating income growth have moderated in some sectors and may be poised to decline in others, indicating we may be further along in the commercial real estate cycle. Also, after a long period of muted building activity, several sectors are beginning to see more development, which could lead to concerns around supply. Given that property values have more than doubled since the nadir of the financial crisis and we are more than seven years into the recovery, investors’ expectations regarding the likely pace of gains for commercial real estate should be tempered. But should interest rates remain low, relative performance within the group is likely to remain reasonably favorable.

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Office, net lease and technology infrastructure sectors were responsible for the majority of the Fund’s shortfall versus the benchmark MSCI U.S. REIT Index. The office sector was the leading detractor of relative performance mostly as a result of our overweight position in SL Green Realty Corporation, which saw its shares sell off sharply during the reporting period. On the company’s earnings call in January, management reported acceptable earnings, but cited increasing economic headwinds that could slow job creation in New York City and soften demand for its office space. These comments then raised questions about how late in the real estate cycle the city might be. This further affected SL Green to the downside given the company’s large One Vanderbilt development, which would potentially add substantial office space into a softer market environment. SL Green was also weighed down by its higher degree of leverage than most of its competitors, which raised uncertainty about its cost structure should interest rates rise in the future. However, company management continued to indicate it will sell some assets with an eye toward debt reduction.

The Fund’s relative underperformance in net lease was primarily the result of our underweight position in the sector, particularly in Realty Income Corporation. The net lease sector was the third best-performing REIT sector on an absolute basis during the period as concerns around global growth led to a more sanguine outlook for interest rates, which benefits the sector’s longer duration leases in relative terms. We have historically maintained a rather sector-neutral position in net lease relative to the benchmark. However, in the last year, a number of new companies were added to the index via IPOs and spin-offs that we have not wanted to invest in because of asset quality and/or the relatively small number of shares available in the marketplace relative to the company size. Specific to Realty Income, we have continued to underweight the position based on its higher valuation relative to the group and especially to National Retail Properties, Inc., our favored name in the sector. That positioning, however, worked against the Fund.

The Fund’s relative underperformance in technology infrastructure was primarily the result of our modest underweight in this top-performing sector, particularly in data center companies. Data centers lease space to companies that store massive amounts of data or provide web-based storage or cloud-based computing solutions. Given the seemingly insatiable demand for data from both companies and individuals, the fundamentals remained good within the space. However, we believed the positive fundamentals were already reflected for the most part in the share prices of these companies. Our more cautious outlook for the sector based on valuation led the Fund to have a slight underweight, which detracted from relative returns due to the sector’s strong advance.

On the other hand, several sectors produced favorable relative results and helped the Fund outperform its Lipper peers, including health care REITs, industrial and malls. Within health care, the Fund benefited from security selection, which outweighed the negative impact of an underweight position in the sector. In particular, results were boosted by an underweight position in HCP Inc., the Fund’s largest active underweight in the space. HCP shares sold off sharply early in the reporting period after the company released its fourth-quarter earnings report, which included weaker-than-expected guidance for 2016. HCP continued to be weighed down by issues surrounding its largest tenant, HCR ManorCare, which has financial challenges and is being investigated by the Department of Justice.

Regarding industrial, both the Fund’s overweight to as well as stock selection within this strongly performing group were the primary drivers of outperformance. The industrial sector continued to benefit from the best fundamentals of any of the property groups as it relates to strong pricing power driven by demand and relatively limited new supply. While global trade and growth weren’t terribly robust during the reporting period, the industrial sector continued to capitalize on the move toward online retailing and the logistical needs of retailers to move their merchandise directly to consumers. Our position in First Industrial Realty Trust, Inc. was the leading contributor to relative outperformance within the sector due to a significant gain in the company’s shares. The Fund held a substantial overweight to the name throughout the period based on valuation metrics, including both the cash-flow multiple the stock was trading at relative to its peers as well as a significant cap rate spread. First Industrial Realty disproportionally benefited during the period from new leases to e-commerce companies. The company also attracted investor capital due to its U.S.-centric property exposure relative to other industrial names with higher amounts of European exposure, which were more adversely impacted by the results of the U.K.’s referendum vote at the end of June.

In the mall sector, the Fund benefited from positive company selection mainly due to substantial underweights in names like CBL & Associates Properties, Inc. and Taubman Centers Inc. Within the mall space, our preference is to own companies with very high-quality asset portfolios that are better positioned in the marketplace and are less impacted by the continuing growth trend in online retailing. For that reason, the Fund did not own CBL & Associates Properties and maintained substantial underweights in other mall companies with similar profiles. This positioning benefited the Fund as blue-chip, high quality mall retailers substantially outperformed the rest of

NUVEEN	11

Portfolio Managers’ Comments (continued)

the category. In the case of Taubman Centers, the company’s underperformance was largely the result of its capital allocation decisions. While the company owns a very high-quality collection of assets, its stock has performed poorly due to an ongoing development in Puerto Rico, where questions remain about lease-ups due to the island’s municipal debt crisis. Also, the company has announced a large capital allocation to re-develop an existing facility in Beverly Hills. The high cost of the Los Angeles area project, coupled with underwhelming company projections for returns on the investment, have turned market sentiment decidedly against the company. As a result, our underweight position benefited the Fund relative to benchmark.

In terms of changes during the reporting period, we continued to maintain slight biases to large cap over small cap and high quality over lower quality, which was reflected in the Fund’s focus on core/high-conviction names. We continued to favor companies that operate under shorter lease terms as well, although we did add substantially to the net lease sector to narrow the Fund’s underweight to the sector amidst a declining interest rate environment. Much of the increase to net lease was funded by our reduction to apartments, especially companies with more concentrated coastal exposure where a softening in fundamentals led us to other areas that we believed offered better total return opportunities. We maintained overweights to industrial and community centers, especially grocery-anchored shopping centers where we see continued strength in fundamentals, which were offset by underweights to hotels, net lease and health care REITs. In the remaining sectors, the Fund’s exposures are relatively close to the benchmark weights.

12	NUVEEN

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Global Infrastructure Fund

Mutual fund investing involves risk; principal loss is possible. Concentration in infrastructure-related securities involves sector risk and concentration risk, particularly greater exposure to adverse economic, regulatory, political, legal, liquidity, and tax risks associated with master limited partnerships (MLPs) and real estate investment trusts (REITS). Foreign investments involve additional risks including currency fluctuations and economic and political instability. These risks are magnified in emerging markets. Common stocks are subject to market risk or the risk of decline. Small- and mid-cap stocks are subject to greater price volatility. The use of derivatives involves substantial financial risks and transaction costs. The Fund’s potential investment in other investment companies means shareholders bear their proportionate share of fund expenses and indirectly, the expenses of other investment companies. Fund investments in exchange trade funds (ETFs) may involve tracking error. Preferred securities may involve greater credit risk than other debt instruments.

Nuveen Real Asset Income Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund are subject to market risk, call risk, derivatives risk, other investment companies risk, common stock risk, and tax risks associated with master limited partnerships (MLPs). Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate sector involves the risk of exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may involve greater exposure to adverse economic, regulatory, political, legal, and other changes affecting such securities. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. In addition, the Fund will bear its proportionate share of any fees and expenses paid by the exchange trade funds (ETFs) in which it invests.

Debt or fixed income securities such as those held by the Fund are subject to market risk, credit risk, interest rate risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Real Estate Securities Fund

Mutual fund investing involves risk; principal loss is possible. Common stocks and REITs such as those held in the Fund involve market risk, concentration risk, sector risk, and non-diversification risk. The real estate industry is greatly affected by economic downturns that may persist as well as changes in property values, taxes, and regulatory developments. Foreign investments involve additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. The use of derivatives involves substantial financial risks and transaction costs. Small cap stocks may experience more volatility than large cap stocks.

Dividend Information

Regular dividends are declared and distributed annually for Nuveen Global Infrastructure Fund, declared and distributed monthly for Nuveen Real Asset Income Fund and declared and distributed quarterly for Nuveen Real Estate Securities Fund. To permit a Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income it actually earned during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively

NUVEEN	13

Risk Considerations and Dividend Information (continued)

paid out dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders.

In certain instances, a portion of each Fund’s distributions may be paid from sources or comprised of elements other than ordinary income, including capital gains and/or a return of capital. This is generally due to the fact that the tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment Trust (REIT) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security typically reports the tax character of its distributions only once per year, generally during the first two months of the following calendar year. The full amount of the distributions received from such securities is included in the Fund’s ordinary income during the course of the year until such time the Fund is notified by the issuer of the actual tax character. To the extent that at the time of a particular distribution the Fund estimates that a portion of that distribution is attributable to a source or sources other than ordinary income, the Fund would send shareholders a notice to that effect. The final determination of the sources and tax character of all distributions for the fiscal year is made after the end of the fiscal year.

Additional Dividend Information for Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund

Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund seek to pay regular dividends at a rate that reflects the cash flow received from each Fund’s investments in portfolio securities. Fund distributions are not intended to include expected portfolio appreciation; however, the Funds invest in securities that make payments which ultimately may be fully or partially characterized for tax purposes by the securities’ issuers as gains or return of capital. While the reported sources of distributions may include capital gains and/or return of capital for tax purposes, the Fund intend to distribute only the net cash flow received as opposed to a distribution rate based on long-term total return. This tax treatment will generally “flow through” to the Funds’ distributions, but the specific tax treatment is often not known with certainty until after the end of the Funds’ tax year. The tables below provide an estimate of the Funds’ 2016 calendar year-to-date distribution sources.

Nuveen Real Asset Income Fund – Data as of June 30, 2016

Calendar Year 2016
		Estimated Percentage of the Distribution			Estimated Per Share Amounts
Share Class	Ticker Symbol	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
Class A	NRIAX	95.1%	0.0%	4.9%	$0.5940	$0.5650	$0.0000	$0.0290
Class C	NRICX	96.5%	0.0%	3.5%	$0.5100	$0.4922	$0.0000	$0.0178
Class I	NRIIX	94.8%	0.0%	5.2%	$0.6210	$0.5887	$0.0000	$0.0323

Nuveen Real Estate Securities Fund – Data as of June 30, 2016(1)

Calendar Year 2016
		Estimated Percentage of the Distribution			Estimated Per Share Amounts
Share Class	Ticker Symbol	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
Class A	FREAX	87.2%	12.8%	0.0%	$0.3113	$0.2716	$0.0397	$0.0000
Class C	FRLCX	93.3%	6.7%	0.0%	$0.2204	$0.2056	$0.0148	$0.0000
Class R3	FRSSX	89.2%	10.8%	0.0%	$0.2870	$0.2561	$0.0309	$0.0000
Class R6	FREGX	92.2%	7.8%	0.0%	$0.3462	$0.3193	$0.0269	$0.0000
Class I	FARCX	87.0%	13.0%	0.0%	$0.3444	$0.2995	$0.0449	$0.0000

(1)	The Fund owns REIT securities which attribute their distributions to various sources, including net Investment income, gains and return of capital. The estimates above are based on prior year attribtution percentages, which can be expected to differ, at least slightly, from the actual final attributions for the current year.

14	NUVEEN

These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2016 will be made in early 2017 and reported to you on Form 1099-DIV. An electronic copy of this notice is also posted at www.nuveen.com/mf under each Fund’s web page.

NUVEEN	15

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16	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	17

Fund Performance and Expense Ratios (continued)

Nuveen Global Infrastructure Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	13.54%	7.01%	8.38%	5.46%
Class A Shares at maximum Offering Price	7.06%	0.86%	7.11%	4.73%
S&P Global Infrastructure Index	14.09%	3.72%	6.16%	2.27%
Lipper Global Infrastructure Funds Classification Average	12.22%	2.01%	6.29%	2.31%

Class C Shares	13.11%	6.31%	7.58%	11.48%
Class R3 Shares	13.33%	6.75%	8.00%	11.95%
Class I Shares	13.67%	7.29%	8.65%	5.72%

				Cumulative
				Since Inception
Class R6 Shares				—%

Since inception returns for Class A Shares and Class I Shares, and for the comparative index and Lipper classification average, are from 12/17/07; since inception returns for Class C Shares and Class R3 Shares are from 11/03/08. Class R6 Shares commenced operations were established on June 30, 2016. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.42%	2.17%	1.67%	0.97%	1.17%
Net Expense Ratios	1.22%	1.97%	1.47%	0.77%	0.97%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through September 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund. Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

18	NUVEEN

Nuveen Real Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	10.28%	7.03%	9.99%
Class A Shares at maximum Offering Price	3.94%	0.87%	8.64%
Barclays U.S. Corporate High Yield Bond Index	9.06%	1.62%	6.91%
Real Asset Income Blend Index (New Comparative Benchmark)	9.33%	6.47%	9.29%
Real Asset Income Blend Index (Old Comparative Benchmark)	10.24%	9.10%	9.56%
Lipper Global Flexible Portfolio Funds Classification Average	3.35%	(1.83)%	5.44%

Class C Shares	9.86%	6.26%	9.19%
Class I Shares	10.36%	7.25%	10.26%

			Cumulative
			Since Inception
Class R6 Shares			—%

As previously noted in the Portfolio Managers’ Comments section of this report, effective December 31, 2015, the Real Asset Income Blended Index constituents were changed. The changes were made for three primary reasons. First, the management team believes the new benchmark better approximates what the Fund’s expected weighted average exposures to real estate and infrastructure common equity, preferred securities and debt are likely to look like over time. Second, the new benchmark should reduce the Fund’s performance differential as a result of country/currency exposures (the former Real Asset Income Blended Index had a U.S. bias versus the more global universe of securities from which the Fund is constructed). Third, the management team believes the new Real Asset Income Blended Index more accurately reflects the types of securities held by the Fund.

Since inception returns for Class A, C and I Shares are from 9/13/11. Class R6 Shares were established on June 30, 2016. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.23%	1.98%	0.88%	0.97%
Net Expense Ratios	1.17%	1.92%	0.83%	0.92%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through September 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund. Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

NUVEEN	19

Fund Performance and Expense Ratios (continued)

Nuveen Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	11.44%	22.71%	11.91%	8.06%
Class A Shares at maximum Offering Price	5.04%	15.67%	10.59%	7.42%
MSCI U.S. REIT Index	13.56%	24.10%	12.53%	7.35%
Lipper Real Estate Funds Classification Average	10.61%	19.29%	11.23%	6.55%

Class C Shares	11.02%	21.77%	11.07%	7.26%
Class R3 Shares	11.29%	22.41%	11.62%	7.79%
Class I Shares	11.56%	23.03%	12.19%	8.33%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	11.69%	23.24%	10.10%

Since inception return for Class R6 Shares is from 4/30/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.30%	2.05%	1.55%	0.87%	1.05%

20	NUVEEN

Holding

Summaries as of June 30, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Global Infrastructure Fund

Portfolio Allocation

(% of net assets)

Common Stocks	94.5%
Real Estate Investment Trust Common Stocks	3.0%
Investment Companies	1.0%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Top Five Common Stock & Real Estate Investment Trust

Common Stock Holdings

(% of net assets)

Transurban Group	5.0%
NextEra Energy Inc.	4.4%
Enbridge Inc.	3.7%
Atlantia SpA	3.3%
Vinci S.A.	2.9%

Portfolio Composition

(% of net assets)

Transportation Infrastructure	23.8%
Electric Utilities	20.1%
Oil, Gas & Consumable Fuels	19.2%
Multi-Utilities	10.5%
Gas Utilities	7.3%
Other	17.6%
Repurchase Agreements	0.5%
Other Asset Less Liabilities	1.0%
Net Assets	100%

Country Allocation

(% of net assets)1

United States	37.5%
Canada	10.6%
Australia	9.6%
Italy	8.3%
France	6.5%
United Kingdom	3.5%
Japan	2.9%
Hong Kong	2.9%
New Zealand	2.9%
Spain	2.8%
Singapore	1.8%
Other	9.7%
Other Asset Less Liabilities	1.0%
Net Assets	100%

1	Includes 5.4% (as a percentage of net assets) in emerging market countries.

NUVEEN	21

Holding Summaries (continued)

Nuveen Real Asset Income Fund

Portfolio Allocation

(% of net assets)

Common Stocks	25.9%
Real Estate Investment Trust Common Stocks	18.1%
Convertible Preferred Securities	6.7%
$25 Par (or similar) Retail Preferred	21.2%
Corporate Bonds	13.5%
$1,000 Par (or similar) Institutional Preferred	7.8%
Common Stock Rights	0.0%
Investment Companies	1.8%
Repurchase Agreements	3.3%
Other Assets Less Liabilities	1.7%
Net Assets	100%

Top Five Common Stock & Real Estate Investment Trust

Common Stock Holdings

(% of net assets)

Snam Rete Gas S.p.A.	1.7%
Enterprise Products Partnership LP	1.7%
National Grid PLC, Sponsored ADR	1.6%
Transurban Group	1.5%
Scottish and Southern Energy PLC	1.3%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	20.2%
Electric Utilities	18.1%
Multi-Utilities	8.7%
Oil, Gas & Consumable Fuels	7.2%
Transportation Infrastructure	4.7%
Retail	4.0%
Health Care	3.8%
Diversified	3.4%
Gas Utilities	3.3%
Industrial	2.4%
Other	19.2%
Repurchase Agreements	3.3%
Other Assets Less Liabilities	1.7%
Net Assets	100%

Country Allocation

(% of net assets)1

United States	57.9%
Canada	9.2%
Australia	6.1%
United Kingdom	5.0%
Singapore	4.2%
Italy	2.6%
Hong Kong	2.3%
New Zealand	1.5%
Mexico	1.4%
Belgium	1.4%
Portugal	1.4%
Other	5.3%
Other Assets Less Liabilities	1.7%
Net Assets	100%

1	Includes 3.3% (as a percentage of net assets) in emerging market countries.

22	NUVEEN

Nuveen Real Estate Securities Fund

Portfolio Allocation

(% of net assets)

Common Stocks	0.6%
Real Estate Investment Trust Common Stocks	94.8%
Investments Purchased with Collateral from Securities Lending	11.2%
Money Market Funds	3.8%
Other Assets Less Liabilities	(10.4)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Retail	28.3%
Residential	14.7%
Special	13.9%
Office	11.8%
Health Care	10.0%
Industrial	8.3%
Diversified	5.0%
Other	3.4%
Investments Purchased with Collateral from Securities Lending	11.2%
Money Market Funds	3.8%
Other Assets Less Liabilities	(10.4)%
Net Assets	100%

Top Five Common Stock & Real Estate Investment Trust Common Stock Holdings

(% of net assets)

Simon Property Group, Inc.	9.5%
Public Storage, Inc.	5.9%
Prologis Inc.	4.6%
Equity Residential	4.4%
Vornado Realty Trust	3.7%

NUVEEN	23

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2016.

The beginning of the period is January 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Infrastructure Fund*

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,135.40	$1,131.10	$1,133.30	$1,136.70
Expenses Incurred During Period	$6.48	$10.44	$7.80	$5.15
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.80	$1,015.07	$1,017.55	$1,020.04
Expenses Incurred During Period	$6.12	$9.87	$7.37	$4.87

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.47% and 0.97% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

*	Class R6 Shares commenced operations at the close of business on June 30, 2016, and therefore had no allocation of expenses during the current period.

24	NUVEEN

Nuveen Real Asset Income Fund*

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,102.80	$1,098.60	$1,103.60
Expenses Incurred During Period	$6.06	$9.97	$4.76
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.10	$1,015.37	$1,020.34
Expenses Incurred During Period	$5.82	$9.57	$4.57

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91% and 0.91% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

*	Class R6 Shares commenced operations at the close of business on June 30, 2016, and therefore had no allocation of expenses during the period.

Nuveen Real Estate Securities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,114.40	$1,110.20	$1,112.90	$1,116.90	$1,115.60
Expenses Incurred During Period	$6.83	$10.76	$8.14	$4.58	$5.52
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.40	$1,014.67	$1,017.16	$1,020.54	$1,019.64
Expenses Incurred During Period	$6.52	$10.27	$7.77	$4.37	$5.27

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.30%, 2.05%, 1.55%, 0.87% and 1.05% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

NUVEEN	25

Nuveen Global Infrastructure Fund

Portfolio of Investments	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.5%

	COMMON STOCKS – 94.5%

	Air Freight & Logistics – 0.5%

95,694	BPost SA, (2)	$2,449,638

18,473	Oesterreichische Post AG, (2)	596,555
	Total Air Freight & Logistics	3,046,193

	Commercial Services & Supplies – 1.9%

2,917,736	China Everbright International Limited, (2)	3,262,459

8,823	Covanta Holding Corporation	145,138

274,962	Shanks Group PLC, (4)	286,063

113,355	Waste Connections Inc.	8,167,228
	Total Commercial Services & Supplies	11,860,888

	Construction & Engineering – 4.4%

479,319	Ferrovial SA, (2)	9,384,105

265,921	Vinci S.A, (2)	18,765,196
	Total Construction & Engineering	28,149,301

	Diversified Telecommunication Services – 1.7%

37,310	Cellnex Telecom S.A.U, (2), (3)	585,489

1,348,203	HKBN Limited, (2)	1,421,994

552,872	Infrastrutture Wireless Italiane SpA, (2)	2,441,467

194,566	Inmarsat PLC, (2)	2,096,811

39,413	SBA Communications Corporation, (3)	4,254,239
	Total Diversified Telecommunication Services	10,800,000

	Electric Utilities – 20.1%

37,952	Alliant Energy Corporation	1,506,694

16,000	American Electric Power Company, Inc.	1,121,440

2,557,212	AusNet Services, (2)	3,149,506

38,886	Brookfield Infrastructure Partners LP	1,759,980

341,200	Cheung Kong Infrastructure Holdings Limited, (2)	2,935,229

135,212	Duke Energy Corporation	11,599,837

55,949	Edison International	4,345,559

13,159	Elia System Operator SA NV, (2)	735,670

182,814	Emera Incorporated	6,879,846

246,003	Enersis Chile SA	1,434,197

160,431	Enersis SA, Sponsored ADR	1,376,498

107,585	Eversource Energy	6,444,342

71,368	Hafslund ASA, Class B Shares	579,898

26	NUVEEN

Shares	Description (1)	Value

	Electric Utilities (continued)

2,120,117	Infratil Limited, (2)	$4,839,772

218,159	NextEra Energy Inc.	28,447,934

126,633	PG&E Corporation	8,094,381

20,906	Pinnacle West Capital Corporation	1,694,640

50,416	PNM Resources Inc.	1,786,743

220,428	Power Assets Holdings Limited, (2)	2,026,729

1,966,817	Power Grid Corporation of India Limited, (2)	4,759,156

176,112	Southern Company	9,444,887

3,754,336	Spark Infrastructure Group, (2)	6,879,026

1,276,198	Terna-Rete Elettrica Nazionale SpA, (2)	7,102,171

11,129	Westar Energy Inc.	624,226

208,013	Xcel Energy, Inc.	9,314,822
	Total Electric Utilities	128,883,183

	Gas Utilities – 7.3%

403,025	APA Group, (2)	2,803,185

144,696	Atmos Energy Corporation	11,766,679

791,485	China Resources Gas Group Limited, (2)	2,417,258

50,667	ENN Energy Holdings Limited, (2)	251,611

365,285	Hong Kong and China Gas Company Limited, (2)	668,400

100,259	Infraestructura Energitca Nova SAB de CV	422,532

76,867	New Jersey Resources Corporation	2,963,223

49,107	One Gas Inc.	3,270,035

250,257	Petronas Gas Berhad, (2)	1,369,832

16,261	Rubis, (2)	1,243,075

2,342,691	Snam Rete Gas S.p.A, (2)	14,005,608

26,299	South Jersey Industries Inc.	831,574

14,000	Spire, Inc.	991,760

55,486	WGL Holdings Inc.	3,927,854
	Total Gas Utilities	46,932,626

	Independent Power & Renewable Electricity Producers – 1.4%

3,555,296	AES Generation SA	1,741,242

488	Brookfield Renewable Energy Partners LP	14,538

108,108	Brookfield Renewable Energy Partners LP	3,218,262

114,654	CPFL Energias Renovaveis SA, (3)	392,614

41,295	Endesa Americas SA, ADR	568,219

41,970	Endesa SA Chile, Sponsored ADR	1,163,828

69,535	NextEra Energy Partners LP	2,112,473
	Total Independent Power & Renewable Electricity Producers	9,211,176

NUVEEN	27

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Media – 0.4%

128,921	SES SA, (2)	$2,759,881

	Multi-Utilities – 9.8%

91,564	CenterPoint Energy, Inc.	2,197,536

74,301	Centrica PLC, (2)	224,685

58,032	CMS Energy Corporation	2,661,348

8,978	Consolidated Edison, Inc.	722,190

183,253	Dominion Resources, Inc.	14,280,906

9,607	DTE Energy Company	952,246

159,792	Engie, (2)	2,565,726

2,335,435	Hera SpA, (2)	6,374,276

160,368	National Grid PLC, Sponsored ADR	11,920,153

4,080	NiSource Inc.	108,202

457,102	Redes Energeticas Nacionais SA, (2)	1,285,387

44,075	Sempra Energy	5,025,432

397,285	Suez Environnement Company, (2)	6,196,657

31,956	Unitil Corp.	1,363,563

6,745	Vector Limited, (2)	15,887

49,320	Veolia Environment S.A., ADR, (2)	1,065,046

91,083	WEC Energy Group, Inc.	5,947,720
	Total Multi-Utilities	62,906,960

	Oil, Gas & Consumable Fuels – 19.3%

44,142	AltaGas Limited	1,072,842

25,949	Cheniere Energy Inc., (3)	974,385

559,592	Enbridge Inc.	23,704,317

161	Enbridge Income Fund Holdings Inc.	3,995

502,395	Enterprise Products Partnership LP	14,700,078

223,957	Keyera Corporation	6,850,715

873,919	Kinder Morgan, Inc.	16,359,764

50,988	Koninklijke Vopak NV, (2)	2,538,156

140,427	Magellan Midstream Partners LP	10,672,452

75,958	ONEOK, Inc.	3,604,207

13,811	Pembina Pipeline Corporation	419,691

29,861	Phillips 66 Partners LP	1,668,334

152,431	Shell Midstream Partners LP	5,150,643

365,033	Spectra Energy Corporation	13,371,159

256,256	TransCanada Corporation	11,587,896

105,603	TransCanada Corporation, Subscription Receipt	4,767,032

137,961	Veresen Inc.	1,169,297

211,650	Williams Companies, Inc.	4,577,990
	Total Oil, Gas & Consumable Fuels	123,192,953

28	NUVEEN

Shares	Description (1)	Value

	Road & Rail – 1.9%

1,588,682	ComfortDelGro Corporation, (2)	$3,262,565

88,755	East Japan Railway Company, (2)	8,225,221

138,937	MTR Corporation, (2)	706,659
	Total Road & Rail	12,194,445

	Transportation Infrastructure – 23.8%

132,930	Abertis Infraestructuras S.A, (2)	1,964,391

46,891	Aena S.A, (2), (3)	6,215,422

81,127	Aeroports de Paris, (2)	8,889,124

845,494	Atlantia SpA, (2)	21,124,606

1,848,419	Auckland International Airport Limited, (2)	8,598,639

1,847,677	China Merchants Holdings International Company Limited, (2)	4,946,229

2,982,344	Cosco Pacific Limited, (2)	2,973,776

136,576	Flughafen Wien AG, (2)	3,686,915

45,008	Flughafen Zuerich AG, (2)	7,965,110

45,322	Fraport AG, (2)	2,426,578

272,242	Groupe Eurotunnel SA, (2)	2,875,608

105,115	Grupo Aeroportuario Centro Norte, SA, ADR	4,986,656

132	Grupo Aeroportuario del Pacifico S.A.B. de CV, ADR	13,547

860,021	Hopewell Highway Infrastructure Limited, (2)	430,083

5,091,860	Hutchison Port Holdings Trust, (2)	2,329,877

1,131,339	International Container Terminal Services, Incorporated, (2)	1,483,776

122,082	Japan Airport Terminal Company, (2)	4,429,286

651,244	Kamigumi Company Limited, (2)	6,019,325

1,756,429	Macquarie Atlas Roads Group, (2)	6,850,173

22,526	Macquarie Infrastructure Corporation	1,668,050

352,187	Port of Tauranga Limited, (2)	4,907,266

343,077	Promotora y Operadora de Infraestructura SAB de CV (Pinfra)	3,298,747

389,478	Singapore Airport Terminal Services Limited, (2)	1,190,787

98,663	Societa Iniziative Autostradali e Servizi SpA, (2)	851,567

1,884,727	Sydney Airport, (2)	9,841,371

3,538,673	Transurban Group, (2)	31,872,002

220,948	Westports Holdings BHD, (2)	230,633
	Total Transportation Infrastructure	152,069,544

	Water Utilities – 1.8%

2,502,285	Aguas Andinas SA. Class A	1,436,628

19,416	American Water Works Company	1,640,846

2,306,627	China Everbright Water Limited, (2)	1,092,583

40,436	Connecticut Water Service, Inc.	2,272,503

103,392	Severn Trent PLC, (2)	3,373,597

NUVEEN	29

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments	June 30, 2016 (Unaudited)

Shares	Description (1)			Value

	Water Utilities (continued)

124,769	United Utilities PLC, (2)			$1,729,338
	Total Water Utilities			11,545,495

	Wireless Telecommunication Services – 0.2%

2,620,399	Tower Bersama Infrastructure Tbk PT, (2)			1,313,565
	Total Common Stocks (cost $515,041,931)			604,866,210

Shares	Description (1)			Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 3.0%

	Health Care – 0.5%

1,852,743	Parkway Life Real Estate Investment Trust, (2)			$3,333,302

	Specialized – 2.5%

47,664	Crown Castle International Corporation			4,834,560

75,422	Digital Realty Trust Inc.			8,220,244

6,528	Equinix Inc.			2,531,101
	Total Specialized			15,585,905
	Total Real Estate Investment Trust Common Stocks (cost $14,783,838)			18,919,207

Shares	Description (1), (5)			Value

	INVESTMENT COMPANIES – 1.0%

667,148	3I Infrastructure PLC			$1,582,090

608,578	John Laing Infrastructure Fund			1,037,016

11,066,050	Keppel Infrastructure Trust			4,075,543
	Total Investment Companies (cost $6,707,200)			6,694,649
	Total Long-Term Investments (cost $536,532,969)			630,480,066

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.5%

	REPURCHASE AGREEMENTS – 0.5%

$3,086	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $3,086,288, collateralized by $2,890,000 U.S. Treasury Notes 2.500%, due 8/15/23, value $3,150,100	0.030%	7/01/16	$3,086,285
	Total Short-Term Investments (cost $3,086,285)			3,086,285
	Total Investments (cost $539,619,254) – 99.0%			633,566,351
	Other Assets Less Liabilities – 1.0%			6,698,777
	Net Assets – 100%			$640,265,128

30	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (SEC) on its website at http://www.sec.gov.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

NUVEEN	31

Nuveen Real Asset Income Fund

Portfolio of Investments	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 95.0%

	COMMON STOCKS – 25.9%

	Air Freight & Logistics – 1.4%

445,545	BPost SA, (2)	$11,405,353

66,472	Oesterreichische Post AG, (2)	2,146,602
	Total Air Freight & Logistics	13,551,955

	Commercial Services & Supplies – 0.3%

169,483	Covanta Holding Corporation	2,787,995

	Diversified Telecommunication Services – 0.8%

4,581,469	HKBN Limited, (2)	4,832,225

1,186,481	Singapore Telecommunications Limited, (2)	3,664,586
	Total Diversified Telecommunication Services	8,496,811

	Electric Utilities – 6.6%

250,717	Alupar Investimento SA	1,083,321

4,001,597	AusNet Services, (2)	4,928,435

53,905	Brookfield Infrastructure Partners LP	2,439,740

1,570,917	Contact Energy Limited, (2)	5,832,019

1,255,642	EDP – Energias de Portugal, S.A., (2)	3,844,233

162,301	Endesa S.A, (2), (3)	3,256,646

4,718	Hafslund ASA, Class B Shares	38,336

3,910,327	HK Electric Investments Limited, (2)	3,643,747

3,270,032	Infratil Limited, (2)	7,464,781

225,006	Scottish and Southern Energy PLC, (2)	4,683,083

250,129	Southern Company	13,414,418

6,846,234	Spark Infrastructure Group, (2)	12,544,274

489,680	Transmissora Alianca de Energia Eletrica SA	2,951,220
	Total Electric Utilities	66,124,253

	Gas Utilities – 2.0%

23,403	AmeriGas Partners, LP	1,092,920

60,006	Enagas, (2)	1,833,198

2,825,278	Snam Rete Gas S.p.A, (2)	16,890,720
	Total Gas Utilities	19,816,838

	Health Care Providers & Services – 0.3%

233,928	Sienna Senior Living Inc., Subscription	3,094,415

	Independent Power & Renewable Electricity Producers – 1.5%

33,832	Brookfield Renewable Energy Partners LP	1,007,855

196,152	Brookfield Renewable Energy Partners LP	5,839,240

32	NUVEEN

Shares	Description (1)	Value

	Independent Power & Renewable Electricity Producers (continued)

64,799	NextEra Energy Partners LP	$1,968,594

13,502	Pattern Energy Group Inc.	310,141

1,328,087	Renewables Infrastructure Group Limited	1,719,395

368,530	Saeta Yield S.A, (2), (3)	3,705,566

57,886	TransAlta Renewables Inc.	598,597
	Total Independent Power & Renewable Electricity Producers	15,149,388

	Media – 0.2%

97,947	SES SA, (2)	2,096,804

	Multi-Utilities – 4.9%

150,832	CenterPoint Energy, Inc.	3,619,968

1,067,997	Centrica PLC, (2)	3,229,611

4,180,796	Duet Group, (2)	7,841,522

402,332	Engie, (2)	6,460,107

214,066	National Grid PLC, Sponsored ADR	15,911,526

1,727,297	Redes Energeticas Nacionais SA, (2)	4,857,222

3,194,640	Vector Limited, (2)	7,524,806
	Total Multi-Utilities	49,444,762

	Oil, Gas & Consumable Fuels – 3.2%

47,159	AltaGas Limited	1,146,169

178,634	Enbridge Energy Partners LP	4,144,309

130,675	Enbridge Income Fund Holdings Inc.	3,242,727

569,574	Enterprise Products Partnership LP	16,665,735

102,319	Spectra Energy Corporation	3,747,945

314,058	Veresen Inc.	2,661,817
	Total Oil, Gas & Consumable Fuels	31,608,702

	Road & Rail – 0.1%

108,241	MTR Corporation, (2)	550,534

	Transportation Infrastructure – 4.4%

51,327	Abertis Infraestructuras S.A, (2)	758,489

297,278	Cosco Pacific Limited, (2)	296,424

14,376,730	Hopewell Highway Infrastructure Limited, (2)	7,189,577

11,118,510	Hutchison Port Holdings Trust, (2)	5,087,485

298,679	Jiangsu Expressway Company Limited, (2)	417,101

85,709	Macquarie Infrastructure Corporation	6,346,751

1,555,510	Sydney Airport, (2)	8,122,318

1,668,616	Transurban Group, (2)	15,028,835

900,042	Zhejiang Expressway Company Limited, (2)	849,130
	Total Transportation Infrastructure	44,096,110

NUVEEN	33

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Water Utilities – 0.2%

1,437,770	Inversiones Aguas Metropolitanas SA	$2,289,571
	Total Common Stocks (cost $241,501,981)	259,108,138

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 18.1%

	Diversified – 3.4%

949,952	AEW UK REIT PLC	$1,220,361

462,222	Armada Hoffler Properties Inc.	6,350,930

6,745	Cofinimmo, SANV, (2)	792,927

19,985	ICADE, (2)	1,404,353

111,374	Investors Real Estate Trust	720,590

41,863	Lexington Corporate Properties Trust	423,235

228,201	Liberty Property Trust	9,064,144

5,737,108	Mapletree Greater China Commercial Trust, (2)	4,315,965

382,282	Spirit Realty Capital Inc.	4,881,741

442,297	VEREIT, Inc.	4,484,892
	Total Diversified	33,659,138

	Health Care – 3.8%

2,198	Care Capital Properties, Inc.	57,610

134,354	CareTrust REIT Inc.	1,851,398

204,603	Community Healthcare Trust Inc.	4,325,307

52,786	Health Care Property Investors Inc.	1,867,569

78,630	LTC Properties Inc.	4,067,530

174,124	Medical Properties Trust Inc.	2,648,426

82,078	New Senior Investment Group Inc.	876,593

507,500	NorthWest Healthcare Properties REIT	3,939,955

105,073	Omega Healthcare Investors Inc.	3,567,228

1,428,055	Parkway Life Real Estate Investment Trust, (2)	2,569,239

345,876	Physicians Realty Trust	7,266,855

138,288	Sabra Health Care Real Estate Investment Trust Inc.	2,853,573

40,572	Universal Health Realty Income Trust	2,319,907
	Total Health Care	38,211,190

	Hotels – 0.6%

396	Chesapeake Lodging Trust	9,207

20,327	DiamondRock Hospitality Company	183,553

314,044	InnVest Real Estate Investment Trust	1,694,250

15,214	LaSalle Hotel Properties	358,746

121,412	MGM Growth Properties LLC	3,239,272

4,202	Pebblebrook Hotel Trust	110,303
	Total Hotels	5,595,331

34	NUVEEN

Shares	Description (1)	Value

	Industrial – 2.4%

1,347,666	Ascendas Real Estate Investment Trust, (2)	$2,494,154

11,431,940	Frasers Logistics & Industrial Trust, (3)	8,062,017

944,832	Mapletree Logistics Trust, (2)	703,452

7,382	Monmouth Real Estate Investment Corporation	97,885

1,430,527	Prologis Property Mexico SA de CV	2,327,803

1,150,976	Pure Industrial Real Estate Trust	4,588,046

19,449	STAG Industrial Inc.	463,081

2,095,821	TF Administradora Industrial S de RL de CV	3,566,296

149,867	WPT Industrial Real Estate Investment Trust	1,651,534
	Total Industrial	23,954,268

	Mortgage – 1.3%

203,796	Blackstone Mortgage Trust Inc, Class A	5,639,035

131,608	Colony Financial Inc.	2,020,183

268,085	Starwood Property Trust Inc.	5,554,722
	Total Mortgage	13,213,940

	Office – 0.8%

381,364	City Office REIT, Inc.	4,950,105

184,062	Easterly Government Properties, Inc.	3,631,543
	Total Office	8,581,648

	Residential – 1.0%

31,353	Camden Property Trust	2,772,232

152,358	Independence Realty Trust	1,246,288

637,596	Killam Apartment Real Estate I	6,262,698
	Total Retail	10,281,218

	Retail – 4.0%

20,557	Agree Realty Corporation	991,670

149,658	CapitaMall Trust, (2)	237,960

167,289	Choice Properties Real Estate Investment Trust	1,838,696

685,856	Crombie Real Estate Investment Trust	8,148,837

77,801	Eurocommercial Properties NV, (2)	3,313,292

1,164,164	Fortune REIT, (2)	1,392,630

4,551,674	Frasers Centrepoint Trust, (2)	7,206,488

361,906	Immobiliare Grande Distribuzione SIIQ SpA, (2)	296,295

241,810	OneREIT	731,822

1,376,247	Plaza Retail REIT	5,177,105

131,374	Smart Real Estate Investment Trust	3,884,428

51,469	Urstadt Biddle Properties Inc.	1,275,402

374,565	Vicinity Centres, (2)	934,483

101,808	Wereldhave NV, (2)	4,599,319
	Total Retail	40,028,427

NUVEEN	35

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	June 30, 2016 (Unaudited)

Shares	Description (1)			Value

	Specialized – 0.8%

22,945	Four Corners Property Trust, Inc.			$472,438

164,941	Gaming and Leisure Properties Inc.			5,687,166

2,293,972	Keppel DC REIT, (2)			1,893,912
	Total Specialized			8,053,516
	Total Real Estate Investment Trust Common Stocks (cost $162,361,263)			181,578,676

Shares	Description (1)	Coupon	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 6.7%

	Electric Utilities – 1.9%

137,297	Exelon Corporation	6.500%	BB+	$6,774,234

181,348	NextEra Energy Inc.	6.371%	BBB	11,747,723

15,412	NextEra Energy Inc.	5.799%	BBB	1,028,135
	Total Electric Utilities			19,550,092

	Multi-Utilities – 0.9%

18,259	Black Hills Corp	7.750%	N/R	1,280,321

100,803	Dominion Resources Inc.	6.375%	Baa3	5,225,628

80,755	DTE Energy Company	5.250%	Baa1	2,085,094
	Total Multi-Utilities			8,591,043

	Gas Utilities – 0.4%

60,937	Spire, Inc., (2)	6.750%	N/R	3,793,328

	Oil, Gas & Consumable Fuels – 0.4%

44,898	Anadarko Petroleum Corporation	7.500%	N/R	1,645,961

54,614	Kinder Morgan Inc, Delaware	9.750%	N/R	2,667,894
	Total Oil, Gas & Consumable Fuels			4,313,855

	Real Estate Investment Trust – 3.1%

150,057	Alexandria Real Estate Equities Inc., (2)	7.000%	Baa3	5,113,657

100,525	American Tower Corporation	5.500%	N/R	11,290,968

128,152	EPR Properties Inc.	9.000%	BB	4,795,448

51,521	EPR Properties Inc.	5.750%	BB	1,570,360

34,801	Equity Commonwealth	6.500%	Ba1	916,310

2,646	FelCor Lodging Trust Inc., Series A.	1.950%	CCC	66,653

13,213	Lexington Corporate Properties Trust, Series B	6.500%	N/R	665,803

62,856	Ramco-Gershenson Properties Trust	7.250%	N/R	4,432,605

101,911	Summit Hotel Properties Inc.	6.450%	N/R	2,573,253
	Total Real Estate Investment Trust			31,425,057
	Total Convertible Preferred Securities (cost $59,916,235)			67,673,375

36	NUVEEN

Shares	Description (1)	Coupon	Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 21.2%

	Electric Utilities – 4.6%

24,320	APT Pipelines Limited	6.455%	N/R	$1,843,713

153,508	Entergy Arkansas Inc., (2)	6.450%	Baa3	3,861,693

138,676	Entergy New Orleans, Inc.	5.500%	A–	3,723,451

77,675	Entergy Texas Inc.	5.625%	A–	2,085,574

21	Gulf Power Company, (2)	5.600%	Baa1	2,174

169,322	Integrys Energy Group Inc., (2)	6.000%	Baa1	4,571,694

227,676	NextEra Energy Inc.	5.250%	BBB	5,848,996

137,887	NextEra Energy Inc.	5.000%	BBB	3,611,261

150,764	Pacific Gas & Electric Corporation	6.000%	BBB+	4,869,677

324,735	PPL Capital Funding, Inc.	5.900%	BBB	8,735,372

106,598	SCE Trust I	5.625%	Baa1	2,828,045

135,158	SCE Trust V	5.450%	Baa1	3,858,761
	Total Electric Utilities			45,840,411

	Independent Power & Renewable Electricity Producers – 0.2%

89,881	Brookfield Renewable Partners, Preferred Equity	5.750%	BB+	1,755,948

	Multi-Utilities – 0.5%

212,166	DTE Energy Company	5.375%	Baa1	5,520,559

	Oil, Gas & Consumable Fuels – 0.5%

65,715	Nustar Logistics Limited Partnership	7.625%	Ba2	1,633,018

150,851	Pembina Pipeline Corporation	5.750%	BB+	3,019,472
	Total Oil, Gas & Consumable Fuels			4,652,490

	Real Estate Investment Trust – 15.2%

99,853	American Homes 4 Rent	5.000%	N/R	2,681,053

87,947	American Homes 4 Rent	6.350%	N/R	2,206,590

11,892	American Homes 4 Rent	5.500%	N/R	315,495

82,439	American Homes 4 Rent	5.000%	N/R	2,206,068

224,257	American Homes 4 Rent	6.500%	N/R	5,891,231

44,180	Apartment Investment & Management Company	6.875%	BB	1,192,860

59,457	Apollo Commercial Real Estate Finance	8.625%	N/R	1,507,235

110,660	Arbor Realty Trust Incorporated	7.375%	N/R	2,816,297

233,457	CBL & Associates Properties Inc.	6.625%	BB	5,764,053

421,167	Cedar Shopping Centers Inc., Series A	7.250%	N/R	10,933,495

110,016	Chesapeake Lodging Trust	7.750%	N/R	2,901,122

190,199	Colony Financial Inc.	7.125%	N/R	4,448,755

71,408	Colony Financial Inc.	8.500%	N/R	1,820,904

56,365	Colony Financial Inc.	7.500%	N/R	1,387,143

75,824	Coresite Realty Corporation	7.250%	N/R	2,005,545

109,047	Corporate Office Properties Trust	7.375%	BB	2,833,041

NUVEEN	37

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	June 30, 2016 (Unaudited)

Shares	Description (1)	Coupon		Ratings (4)	Value

	Real Estate Investment Trust (continued)

241,191	Digital Realty Trust Inc.	6.350%		Baa3	$6,403,621

82,875	Dupont Fabros Technology	6.625%		Ba2	2,262,488

44,534	EPR Properties Inc.	6.625%		Baa3	1,176,143

1,393	Equity Lifestyle Properties Inc.	6.750%		N/R	36,873

113,970	General Growth Properties	6.375%		N/R	3,050,977

191,740	Gramercy Property Trust	7.125%		N/R	5,025,505

172,905	Hersha Hospitality Trust	6.875%		N/R	4,495,530

212,490	Hersha Hospitality Trust	6.500%		N/R	5,373,872

168,276	Investors Real Estate Trust	7.950%		N/R	4,408,831

10,807	LaSalle Hotel Properties	6.375%		N/R	275,146

212,288	LaSalle Hotel Properties	6.300%		N/R	5,489,768

35,150	Northstar Realty Finance Corporation	8.750%		N/R	879,102

290,188	Pebblebrook Hotel Trust	6.500%		N/R	7,434,617

163,085	Pebblebrook Hotel Trust	6.375%		N/R	4,385,356

10,548	Post Properties, Inc., Series A	8.500%		Baa3	706,716

50,406	Rait Financial Trust	7.125%		N/R	1,234,947

87,435	Saul Centers, Inc.	6.875%		N/R	2,334,515

7,821	STAG Industrial Inc.	9.000%		BB+	203,111

127,761	STAG Industrial Inc.	6.875%		BB+	3,309,010

184,609	Summit Hotel Properties Inc.	7.875%		N/R	4,849,678

278,674	Summit Hotel Properties Inc.	7.125%		N/R	7,223,230

236,833	Sunstone Hotel Investors Inc.	6.450%		N/R	6,152,921

158,017	Taubman Centers Incorporated, Series J	6.500%		N/R	4,110,022

52,845	Taubman Centers Incorporated, Series K	6.250%		N/R	1,376,612

116,852	UMH Properties Inc.	8.000%		N/R	3,122,285

124,194	Urstadt Biddle Properties	7.125%		N/R	3,293,625

245,723	Urstadt Biddle Properties	6.750%		N/R	6,683,666

13,746	VEREIT, Inc.	6.700%		N/R	356,020

84,385	WP GLIMCHER, Inc.	7.500%		Ba1	2,163,630

138,243	WP GLIMCHER, Inc.	6.875%		Ba1	3,583,259
	Total Real Estate Investment Trust				152,311,963

	Trading Companies & Distributors – 0.2%

79,000	GATX Corporation	5.625%		BBB	1,986,060
	Total $25 Par (or similar) Retail Preferred (cost $204,369,958)				212,067,431

Principal Amount (000) (5)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 13.5%

	Commercial Services & Supplies – 1.4%

$3,775	ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	$3,831,625

38	NUVEEN

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Commercial Services & Supplies (continued)

$2,071		Casella Waste Systems Inc.	7.750%	2/15/19	B	$2,113,714

4,685		Covanta Holding Corporation	5.875%	3/01/24	Ba3	4,544,450

3,495		GFL Environmental Corporation, 144A	9.875%	2/01/21	B	3,722,175
		Total Commercial Services & Supplies				14,211,964

		Construction & Engineering – 0.2%

16,000	NOK	VV Holding AS, 144A	6.230%	7/10/19	N/R	1,845,915

		Consumer Finance – 0.4%

745		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	715,200

3,220		CyrusOne LP Finance	6.375%	11/15/22	B+	3,348,800
		Total Consumer Finance				4,064,000

		Diversified Telecommunication Services – 0.9%

4,378		Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	BB–	4,443,670

4,300		SBA Communications Corporation	4.875%	7/15/22	B	4,267,750
		Total Diversified Telecommunication Services				8,711,420

		Electric Utilities – 0.1%

1,975		Intergen NV, 144A	7.000%	6/30/23	B+	1,397,312

		Energy Equipment & Services – 0.1%

1,305		Compressco Partners LP / Compressco Finance Corporation	7.250%	8/15/22	B–	1,070,100

		Gas Utilities – 1.0%

2,165		AmeriGas Finance LLC	7.000%	5/20/22	Ba2	2,285,417

3,235		Ferrellgas LP	6.750%	1/15/22	B+	2,943,850

2,235		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	2,156,775

2,584		Suburban Propane Partners LP	5.750%	3/01/25	BB–	2,538,780
		Total Gas Utilities				9,924,822

		Health Care Equipment & Supplies – 0.2%

1,960		Tenet Healthcare Corporation	8.125%	4/01/22	B–	2,008,608

		Health Care Providers & Services – 1.2%

1,290		Acadia Healthcare	5.625%	2/15/23	B	1,264,200

2,270		Community Health Systems, Inc.	6.875%	2/01/22	B+	1,986,250

2,390		IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	2,295,894

3,060		Kindred Healthcare Inc.	6.375%	4/15/22	B–	2,731,050

1,480		Lifepoint Health Inc.	5.875%	12/01/23	Ba2	1,539,200

2,105		Select Medical Corporation	6.375%	6/01/21	B–	2,020,800
		Total Health Care Providers & Services				11,837,394

		Independent Power & Renewable Electricity Producers – 0.2%

2,935		GenOn Energy Inc.	9.500%	10/15/18	CCC+	2,333,325

NUVEEN	39

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	June 30, 2016 (Unaudited)

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Internet Software & Services – 0.3%

$3,250		Equinix Inc.	5.750%	1/01/25	BB	$3,363,750

		IT Services – 0.4%

3,655		Zayo Group LLC / Zayo Capital Inc.	6.000%	4/01/23	B–	3,728,100

		Marine – 0.1%

2,085		Navios South American Logisitics Inc., Finance US Inc., 144A	7.250%	5/01/22	B–	1,469,925

		Media – 0.1%

1,180		Lamar Media Corporation	5.750%	11/26/18	Ba1	1,227,943

		Multi-Utilities – 0.8%

3,805		Dominion Resources Inc.	5.750%	10/01/54	BBB–	3,785,975

3,200	GBP	RWE AG, Reg S	7.000%	3/29/49	BB+	4,167,761
		Total Multi-Utilities				7,953,736

		Oil, Gas & Consumable Fuels – 2.5%

25		Calumet Specialty Products	6.500%	4/15/21	CCC+	17,875

3,259		Calumet Specialty Products	7.625%	1/15/22	CCC+	2,305,743

1,204		Crestwood Midstream Partners LP	6.125%	3/01/22	BB–	1,105,730

3,585		DCP Midstream LLC, 144A	5.850%	5/21/43	BB–	2,581,200

2,385		Energy Transfer Equity LP	5.500%	6/01/27	BB+	2,241,900

1,800		Gibson Energy, 144A	6.750%	7/15/21	BB	1,791,000

1,515		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	1,261,238

150		Global Partners LP/GLP Finance	7.000%	6/15/23	B+	125,250

2,492		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	2,305,100

2,576		NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	2,344,160

1,088		NGL Energy Partners LP/Fin Co	6.875%	10/15/21	BB–	954,720

1,971		Northern Tier Energy LLC	7.125%	11/15/20	BB–	2,005,493

2,222		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B	1,955,360

2,024		Sabine Pass Liquefaction LLC	6.250%	3/15/22	BB+	2,074,600

1,680		Summit Midstream Holdings LLC Finance	5.500%	8/15/22	B	1,444,800
		Total Oil, Gas & Consumable Fuels				24,514,169

		Real Estate Investment Trust – 1.8%

2,974		Corporate Office Properties LP	5.000%	7/01/25	BBB–	3,136,603

3,785		DuPont Fabros Technology LP	5.625%	6/15/23	Ba1	3,917,475

595		EPR Properties Inc.	4.500%	4/01/25	Baa2	590,335

2,535		Geo Group Inc.	6.000%	4/15/26	Ba3	2,560,350

2,115		Omega Healthcare Investors Inc.	4.500%	4/01/27	BBB–	2,107,705

3,230		PLA Administradora Industrial, S. de R.L. de C.V., 144A	5.250%	11/10/22	Baa3	3,274,412

2,035		Trust F/1401, 144A	5.250%	1/30/26	Baa2	2,070,612
		Total Real Estate Investment Trust				17,657,492

40	NUVEEN

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Real Estate Management & Development – 0.6%

$2,505		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	$2,517,525

3,700		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	3,607,500
		Total Real Estate Management & Development				6,125,025

		Road & Rail – 0.3%

2,545		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B	2,519,550

		Software – 0.3%

3,170		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	3,166,038

		Transportation Infrastructure – 0.2%

2,224		Aeropuerto Internacional de Tocumen SA	5.750%	10/09/23	BBB	2,324,080

		Wireless Telecommunication Services – 0.4%

3,835		Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	3,499,438
		Total Corporate Bonds (cost $140,719,857)				134,954,106

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 7.8%

		Electric Utilities – 4.8%

$6,025		AES Gener SA, 144A	8.375%	12/18/73	BB	$6,371,438

2,584		ComEd Financing III	6.350%	3/15/33	Baa2	2,800,361

16,655		Emera, Inc.	8.750%	6/15/76	BBB–	16,888,170

4,900		Enel SpA, 144A	8.750%	9/24/73	BBB–	5,579,875

4,400	EUR	Energias de Portugal, SA, Reg S	5.375%	9/16/75	Ba2	4,842,762

2,273		FPL Group Capital Inc.	6.350%	10/01/66	BBB	1,807,035

6,950	GBP	NGG Finance PLC, Reg S	5.625%	6/18/73	BBB	9,691,663
		Total Electric Utilities				47,981,304

		Energy Equipment & Services – 1.5%

3,740	EUR	Origin Energy Finance Limited, Reg S	7.875%	6/16/71	BB	4,066,417

11,470		Transcanada Trust	5.625%	5/20/75	BBB	10,581,075
		Total Energy Equipment & Service				14,647,492

		Diversified Financial Services – 0.3%

2,750		National Rural Utilities Cooperative Finance Corporation	5.250%	4/20/75	A3	2,815,313

		Multi-Utilities – 0.4%

3,645	GBP	Centrica PLC, Reg S	5.250%	4/10/75	BBB	4,573,391

		Oil, Gas & Consumable Fuels – 0.7%

6,300		Enterprise Products Operating LP	7.034%	1/15/68	Baa2	6,640,162

		Real Estate Investment Trust – 0.1%

785		Vereit Operating Partner	4.600%	2/06/24	BB+	790,888

NUVEEN	41

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	June 30, 2016 (Unaudited)

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Transportation Infrastructure – 0.0%

300	EUR	Eurogate GmbH	6.750%	N/A (6)	N/R	$344,100
		Total $1,000 Par (or similar) Institutional Preferred (cost $79,246,890)				77,792,650

Shares		Description (1)				Value

		COMMON STOCK RIGHTS – 0.0%

		Utilities – 0.0%

31,682		Alupar Investimento SA, Rights				$15,287
		Total Common Stock Rights (cost $0)				15,287

Shares		Description (1), (7)				Value

		INVESTMENT COMPANIES – 1.8%

2,994,381		John Laing Infrastructure Fund				$5,102,423

29,469,170		Keppel Infrastructure Trust				10,853,278

1,592,153		Starwood European Real Estate Finance Limited				2,241,427

2,081		3i Infrastructure PLC				4,935
		Total Investment Companies (cost $19,155,347)				18,202,063
		Total Long-Term Investments (cost $907,271,531)				951,391,726

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 3.3%

		REPURCHASE AGREEMENTS – 3.3%

$32,817		Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $32,817,454, collateralized by $32,820,000 U.S. Treasury Notes, 1.375%, due 9/30/20, value $33,476,427	0.030%	7/01/16		$32,817,427
		Total Short-Term Investments (cost $32,817,427)				32,817,427
		Total Investments (cost $940,088,958) – 98.3%				984,209,153
		Other Assets Less Liabilities – 1.7%				17,339,888
		Net Assets – 100%				$1,001,549,041

42	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)	Perpetual security. Maturity date is not applicable.

(7)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (“SEC”) on its website at http://www.sec.gov.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the SEC. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

EUR	Euro

GBP	Pound Sterling

NOK	Norwegian Krone

See accompanying notes to financial statements.

NUVEEN	43

Nuveen Real Estate Securities Fund

Portfolio of Investments	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 95.4%

	COMMON STOCKS – 0.6%

	Diversified Telecommunication Services – 0.0%

23,406	SBA Communications Corporation, (2)	$2,526,444

	Health Care Providers & Services – 0.6%

1,144,745	Brookdale Senior Living Inc., (2)	17,674,863

616,834	Capital Senior Living Corporation, (2), (3)	10,899,456
	Total Health Care Providers & Services	28,574,319
	Total Common Stocks (cost $27,504,008)	31,100,763

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 94.8%

	Diversified – 5.0%

1,253,333	Cousins Properties, Inc., (3)	$13,034,663

1,098,420	Forest City Realty Trust Inc.	24,505,750

1,901,115	Liberty Property Trust	75,512,288

133,521	PS Business Parks Inc.	14,163,908

1,067,587	Spirit Realty Capital Inc.	13,633,086

2,855,290	STORE Capital Corporation	84,088,291

728,051	VEREIT, Inc.	7,382,437

831,500	Washington Real Estate Investment Trust	26,158,990
	Total Diversified	258,479,413

	Health Care – 10.0%

305,812	Care Capital Properties, Inc.	8,015,333

341,572	Health Care Property Investors Inc., (3)	12,084,817

1,390,939	Healthcare Realty Trust, Inc., (3), (WI/DD)	48,668,956

2,720,319	Healthcare Trust of America Inc., Class A	87,975,116

392,374	LTC Properties Inc.	20,297,507

338,268	Medical Properties Trust Inc.	5,145,056

555,235	Omega Healthcare Investors Inc., (3)	18,850,228

9,466,097	Parkway Life Real Estate Investment Trust, (4)	17,030,627

1,230,463	Physicians Realty Trust	25,852,028

660,637	Sabra Health Care Real Estate Investment Trust Inc.	13,632,245

45,880	Universal Health Realty Income Trust	2,623,418

955,549	Ventas Inc., (3)	69,583,078

2,479,625	Welltower Inc., (3)	188,873,036
	Total Health Care	518,631,445

	Hotels – 2.6%

1,265,997	Chesapeake Lodging Trust	29,434,430

44	NUVEEN

Shares	Description (1)	Value

	Hotels (continued)

2,403,474	DiamondRock Hospitality Company	$21,703,370

726,808	Hersha Hospitality Trust	12,464,757

334,001	LaSalle Hotel Properties	7,875,744

304,867	MGM Growth Properties LLC	8,133,852

368,082	Pebblebrook Hotel Trust	9,662,153

191,356	Summit Hotel Properties Inc.	2,533,553

3,564,152	Sunstone Hotel Investors Inc.	43,019,315
	Total Hotels	134,827,174

	Industrial – 8.5%

983,878	DCT Industrial Trust Inc.	47,265,499

1,824,752	Duke Realty Corporation, (3)	48,647,888

79,697	EastGroup Properties Inc., (3)	5,492,717

2,560,454	First Industrial Realty Trust, Inc.	71,231,830

4,895,370	Prologis Inc.	240,068,945

709,182	Terreno Realty Corporation	18,346,538

250,782	Blackstone Mortgage Trust Inc, Class A	6,939,138

107,629	Starwood Property Trust Inc.	2,230,073
	Total Industrial	440,222,628

	Office – 11.8%

54,352	Alexandria Real Estate Equities Inc.	5,626,519

703,727	Boston Properties, Inc.	92,821,591

1,412,239	Brandywine Realty Trust	23,725,615

351,594	City Office REIT, Inc.	4,563,690

180,745	Easterly Government Properties, Inc., (3)	3,566,099

1,049,435	Equity Commonwealth, (3)	30,570,042

601,381	Highwoods Properties, Inc., (3)	31,752,917

986,432	Hudson Pacific Properties Inc., (3)	28,784,086

716,320	Kilroy Realty Corporation	47,484,853

53	Mack-Cali Realty Corporation	1,431

2,775,339	Paramount Group Inc.	44,238,904

252,261	Parkway Properties Inc.	4,220,327

961,651	SL Green Realty Corporation	102,386,982

1,892,069	Vornado Realty Trust, (3)	189,433,948
	Total Office	609,177,004

	Residential – 14.7%

625,886	American Campus Communities Inc., (3)	33,090,593

1,472,488	American Homes 4 Rents, Class A, (3)	30,156,554

123,201	Apartment Investment & Management Company, Class A, (3)	5,440,556

639,353	AvalonBay Communities, Inc.	115,332,888

NUVEEN	45

Nuveen Real Estate Securities Fund (continued)

Portfolio of Investments	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Residential (continued)

380,740	Camden Property Trust	$33,665,031

35,788	Colony Starwood Homes	1,088,671

730,056	Education Realty Trust Inc., (3)	33,684,784

470,230	Equity Lifestyles Properties Inc., (3)	37,641,912

3,269,943	Equity Residential	225,233,674

406,601	Essex Property Trust Inc.	92,741,622

1,268,922	Post Properties, Inc.	77,467,688

754,502	Sun Communities Inc.	57,825,033

535,305	UDR Inc.	19,763,461
	Total Residential	763,132,467

	Retail – 28.3%

1,223,131	Acadia Realty Trust	43,445,613

370,040	Agree Realty Corporation	17,850,730

9,412	Alexander’s Inc., (3)	3,851,673

1,684,550	Brixmor Property Group Inc., (WI/DD)	44,573,193

1,975,370	Cedar Shopping Centers Inc.	14,676,999

2,247,377	Developers Diversified Realty Corporation	40,767,419

1,137,514	Equity One Inc., (3)	36,605,201

1,143,935	Federal Realty Investment Trust, (3)	189,378,439

3,842,502	General Growth Properties Inc., (3)	114,583,410

891,001	Kimco Realty Corporation	27,959,611

593,251	Kite Realty Group Trust	16,628,826

2,787,752	National Retail Properties, Inc., (3)	144,182,533

1,118,778	Ramco-Gershenson Properties Trust	21,939,237

1,292,544	Realty Income Corporation	89,650,852

1,341,455	Regency Centers Corporation	112,320,027

1,156,800	Retail Properties of America Inc., (3)	19,549,920

2,275,830	Simon Property Group, Inc., (3)	493,627,523

2,249	Taubman Centers Inc.	166,876

917,271	Urstadt Biddle Properties Inc.	22,729,975

184,903	Weingarten Realty Trust, (3)	7,547,740
	Total Retail	1,462,035,797

	Specialized – 13.9%

23,302	Coresite Realty Corporation	2,066,654

152,337	Crown Castle International Corporation	15,451,542

535,121	CubeSmart	16,524,536

237,131	CyrusOne Inc., (3)	13,198,711

1,085,377	Digital Realty Trust Inc., (3)	118,295,239

318,349	Equinix Inc., (3)	123,433,458

46	NUVEEN

Shares	Description (1)	Value

	Specialized (continued)

320,051	Extra Space Storage Inc., (3)	$29,617,520

198	Four Corners Property Trust, Inc.	4,077

560,227	Gaming and Leisure Properties Inc.	19,316,627

290,911	National Storage Affiliates Trust	6,056,767

1,200,991	Public Storage, Inc., (3)	306,961,290

152,406	QTS Realty Trust Inc., Class A Shares, (3)	8,531,688

569,916	Sovran Self Storage Inc., (3)	59,795,588
	Total Specialized	719,253,697
	Total Real Estate Investment Trust Common Stocks (cost $3,377,834,569)	4,905,759,625
	Total Long-Term Investments (cost $3,405,338,577)	4,936,860,388

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 11.2%

	Money Market Funds – 11.2%

579,847,233	Mount Vernon Securities Lending Prime Portfolio, 0.557%, (5), (6)	$579,847,233
	Total Investments Purchased with Collateral from Securities Lending (cost $579,847,233)	579,847,233

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 3.8%

	Money Market Funds – 3.8%

199,189,077	First American Treasury Obligations Fund, Class Z, 0.230%, (5)	$199,189,077
	Total Short-Term Investments (cost $199,189,077)	199,189,077
	Total Investments (cost $4,184,374,887) – 110.4%	5,715,896,698
	Other Assets Less Liabilities – (10.4)%	(540,760,424)
	Net Assets – 100%	$5,175,136,274

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $572,883,058.

(4)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

REIT	Real Estate Investment Trust

(WI/DD)	Investment, or portion of investment, purchased on a when issued or delayed delivery basis.

See accompanying notes to financial statements.

NUVEEN	47

Statement of

Assets and Liabilities	June 30, 2016 (Unaudited)

	Global Infrastructure	Real Asset Income	Real Estate Securities
Assets
Long-term investments, at value (cost $536,532,969, $907,271,531 and $3,405,338,577, respectively)	$630,480,066	$951,391,726	$4,936,860,388
Short-term investments, at value (cost approximates value)	3,086,285	32,817,427	199,189,077
Investment purchased with collateral from securities lending, at value (cost approximates value)	—	—	579,847,233
Cash	22,556	30,731	—
Cash denominated in foreign currencies (cost $136,041, $62,150 and $—, respectively)	135,871	61,917	—
Receivable for:
Dividends	1,915,755	3,992,805	15,510,775
Due from broker	—	—	76,108
Interest	3	3,322,071	27,251
Investments sold	10,319,365	12,514,187	80,785,636
Reclaims	167,365	119,104	22,762
Shares sold	9,436,838	14,522,298	16,432,290
Other assets	65,671	50,582	189,372
Total assets	655,629,775	1,018,822,848	5,828,940,892
Liabilities
Payable for:
Collateral from securities lending program	—	—	579,847,233
Dividends	—	296,171	8,332,790
Investments purchased	4,308,337	6,079,826	51,476,427
Shares redeemed	10,091,931	9,784,269	7,817,903
Accrued expenses:
Management fees	351,997	547,990	3,337,052
Directors fees	21,458	15,444	190,595
12b-1 distribution and service fees	74,640	158,438	252,279
Other	516,284	391,669	2,550,339
Total liabilities	15,364,647	17,273,807	653,804,618
Net assets	$640,265,128	$1,001,549,041	$5,175,136,274
Class A Shares
Net assets	$265,103,180	$195,989,708	$752,349,845
Shares outstanding	23,941,828	8,343,919	30,175,245
Net asset value (“NAV”) per share	$11.07	$23.49	$24.93
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$11.75	$24.92	$26.45
Class C Shares
Net assets	$23,833,372	$152,351,952	$100,948,590
Shares outstanding	2,175,536	6,481,887	4,150,508
NAV and offering price per share	$10.96	$23.50	$24.32
Class R3 Shares
Net assets	$725,456	—	$59,985,518
Shares outstanding	64,630	—	2,370,624
NAV and offering price per share	$11.22	—	$25.30
Class R6 Shares
Net assets	$8,153,195	$7,258,993	$305,008,775
Shares outstanding	737,190	309,038	12,003,441
NAV and offering price per share	$11.06	$23.49	$25.41
Class I Shares
Net assets	$342,449,925	$645,948,388	$3,956,843,546
Shares outstanding	30,957,411	27,497,626	156,573,739
NAV and offering price per share	$11.06	$23.49	$25.27
Net assets consist of:
Capital paid-in	$552,445,198	$1,006,891,778	$3,502,354,335
Undistributed (Over-distribution of) net investment income	9,041,147	509,960	(18,814,811)
Accumulated net realized gain (loss)	(15,147,111)	(49,957,306)	160,074,939
Net unrealized appreciation (depreciation)	93,925,894	44,104,609	1,531,521,811
Net assets	$640,265,128	$1,001,549,041	$5,175,136,274
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

See accompanying notes to financial statements.

48	NUVEEN

Statement of

Operations	Six Months Ended June 30, 2016 (Unaudited)

	Global Infrastructure	Real Asset Income	Real Estate Securities
Investment Income
Dividend (net of foreign tax withheld of $945,680, $798,002 and $50,721, respectively)	$12,678,984	$22,210,436	$79,766,012
Interest (net of foreign tax withheld of $—, $— and $—, respectively)	1,017	6,939,565	123,585
Securities lending income, net	—	—	333,120
Total investment income	12,680,001	29,150,001	80,222,717
Expenses
Management fees	2,776,772	3,198,084	19,379,589
12b-1 service fees – Class A	339,686	209,398	867,632
12b-1 distribution and service fees – Class C	112,890	660,719	458,072
12b-1 distribution and service fees – Class R3	1,544	—	138,497
Shareholder servicing agent fees	609,910	443,428	4,183,077
Custodian fees	161,514	127,224	232,354
Directors fees	8,633	11,286	66,380
Professional fees	49,608	44,167	164,091
Shareholder reporting expenses	74,555	119,317	458,883
Federal and state registration fees	34,820	70,638	90,654
Other	11,827	13,873	35,731
Total expenses before fee waiver/expense reimbursement	4,181,759	4,898,134	26,074,960
Fee waiver/expense reimbursement	(735,278)	(71,106)	—
Net expenses	3,446,481	4,827,028	26,074,960
Net investment income (loss)	9,233,520	24,322,973	54,147,757
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(1,107,396)	(19,643,975)	148,943,210
Futures contracts	—	(180,784)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	69,979,538	83,197,985	335,692,974
Futures contracts	—	(29,714)	—
Net realized and unrealized gain (loss)	68,872,142	63,343,512	484,636,184
Net increase (decrease) in net assets from operations	$78,105,662	$87,666,485	$538,783,941

See accompanying notes to financial statements.

NUVEEN	49

Statement of

Changes in Net Assets	(Unaudited)

	Global Infrastructure		Real Asset Income
	Six Months Ended 6/30/16	Year Ended 12/31/15	Six Months Ended 6/30/16	Year Ended 12/31/15
Operations
Net investment income (loss)	$9,233,520	$13,376,660	$24,322,973	$37,947,976
Net realized gain (loss) from:
Investments and foreign currency	(1,107,396)	(5,242,298)	(19,643,975)	(29,153,469)
Futures contracts	—	—	(180,784)	(230,312)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	69,979,538	(58,260,889)	83,197,985	(45,015,221)
Futures contracts	—	—	(29,714)	35,407
Net increase (decrease) in net assets from operations	78,105,662	(50,126,527)	87,666,485	(36,415,619)
Distributions to Shareholders
From net investment income:
Class A Shares	—	(5,742,790)	(4,503,427)	(7,210,315)
Class C Shares	—	(267,494)	(3,049,558)	(5,264,396)
Class R3 Shares	—	(10,452)	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	(7,449,963)	(15,942,713)	(24,669,751)
From accumulated net realized gains:
Class A Shares	—	(2,939,567)	—	(87,603)
Class C Shares	—	(226,933)	—	(63,961)
Class R3 Shares	—	(6,698)	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	(3,397,978)	—	(299,729)
Return of capital:
Class A Shares	—	—	—	(679,198)
Class C Shares	—	—	—	(495,896)
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	(2,323,846)
Decrease in net assets from distributions to shareholders	—	(20,041,875)	(23,495,698)	(41,094,695)
Fund Share Transactions
Proceeds from sale of shares	73,667,713	219,472,222	215,623,290	662,083,323
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	14,888,996	21,953,700	38,535,295
	73,667,713	234,361,218	237,576,990	700,618,618
Cost of shares redeemed	(142,251,859)	(201,971,824)	(145,712,648)	(304,591,153)
Net increase (decrease) in net assets from Fund share transactions	(68,584,146)	32,389,394	91,864,342	396,027,465
Net increase (decrease) in net assets	9,521,516	(37,779,008)	156,035,129	318,517,151
Net assets at the beginning of period	630,743,612	668,522,620	845,513,912	526,996,761
Net assets at the end of period	$640,265,128	$630,743,612	$1,001,549,041	$845,513,912
Undistributed (Over-distribution of) net investment income at the end of period	$9,041,147	$(192,373)	$509,960	$(317,315)

See accompanying notes to financial statements.

50	NUVEEN

	Real Estate Securities
	Six Months Ended 6/30/16	Year Ended 12/31/15
Operations
Net investment income (loss)	$54,147,757	$77,295,589
Net realized gain (loss) from:
Investments and foreign currency	148,943,210	297,766,181
Futures contracts	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	335,692,974	(233,603,288)
Futures contracts	—	—
Net increase (decrease) in net assets from operations	538,783,941	141,458,482
Distributions to Shareholders
From net investment income:
Class A Shares	(9,509,239)	(11,083,720)
Class C Shares	(911,502)	(1,473,932)
Class R3 Shares	(683,125)	(967,928)
Class R6 Shares	(3,970,083)	(3,643,691)
Class I Shares	(53,683,844)	(59,164,505)
From accumulated net realized gains:
Class A Shares	—	(44,723,405)
Class C Shares	—	(5,947,397)
Class R3 Shares	—	(3,905,642)
Class R6 Shares	—	(14,702,489)
Class I Shares	—	(238,731,956)
Return of capital:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Decrease in net assets from distributions to shareholders	(68,757,793)	(384,344,665)
Fund Share Transactions
Proceeds from sale of shares	648,113,071	1,272,872,284
Proceeds from shares issued to shareholders due to reinvestment of distributions	51,915,015	294,759,655
	700,028,086	1,567,631,939
Cost of shares redeemed	(756,366,198)	(1,809,523,366)
Net increase (decrease) in net assets from Fund share transactions	(56,338,112)	(241,891,427)
Net increase (decrease) in net assets	413,688,036	(484,777,610)
Net assets at the beginning of period	4,761,448,238	5,246,225,848
Net assets at the end of period	$5,175,136,274	$4,761,448,238
Undistributed (Over-distribution of) net investment income at the end of period	$(18,814,811)	$(4,204,775)

See accompanying notes to financial statements.

NUVEEN	51

Financial

Highlights (Unaudited)

Global Infrastructure

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/07)
Year Ended 12/31:
2016(f)	$9.75	$0.14	$1.18	$1.32	$—	$—	$—	$11.07
2015	10.79	0.19	(0.93)	(0.74)	(0.20)	(0.10)	(0.30)	9.75
2014	10.35	0.20	1.24	1.44	(0.16)	(0.84)	(1.00)	10.79
2013	9.56	0.21	1.17	1.38	(0.16)	(0.43)	(0.59)	10.35
2012	8.59	0.21	1.12	1.33	(0.20)	(0.16)	(0.36)	9.56
2011(d)	8.87	0.04	0.03	0.07	(0.13)	(0.22)	(0.35)	8.59
Year Ended 10/31:
2011	9.42	0.20	(0.11)	0.09	(0.16)	(0.48)	(0.64)	8.87
Class C (11/08)
Year Ended 12/31:
2016(f)	9.69	0.11	1.16	1.27	—	—	—	10.96
2015	10.71	0.11	(0.91)	(0.80)	(0.12)	(0.10)	(0.22)	9.69
2014	10.27	0.11	1.23	1.34	(0.06)	(0.84)	(0.90)	10.71
2013	9.49	0.13	1.17	1.30	(0.09)	(0.43)	(0.52)	10.27
2012	8.53	0.13	1.11	1.24	(0.12)	(0.16)	(0.28)	9.49
2011(d)	8.75	0.03	0.03	0.06	(0.06)	(0.22)	(0.28)	8.53
Year Ended 10/31:
2011	9.32	0.14	(0.12)	0.02	(0.11)	(0.48)	(0.59)	8.75
Class R3 (11/08)
Year Ended 12/31:
2016(f)	9.90	0.14	1.18	1.32	—	—	—	11.22
2015	10.95	0.17	(0.95)	(0.78)	(0.17)	(0.10)	(0.27)	9.90
2014	10.48	0.18	1.25	1.43	(0.12)	(0.84)	(0.96)	10.95
2013	9.68	0.19	1.18	1.37	(0.14)	(0.43)	(0.57)	10.48
2012	8.68	0.18	1.15	1.33	(0.17)	(0.16)	(0.33)	9.68
2011(d)	8.95	0.04	0.02	0.06	(0.11)	(0.22)	(0.33)	8.68
Year Ended 10/31:
2011	9.40	0.05	(0.02)	0.03	—	(0.48)	(0.48)	8.95
Class R6 (6/16)
2016(g)	11.06	—	—	—	—	—	—	11.06
Class I (12/07)
Year Ended 12/31:
2016(f)	9.73	0.16	1.17	1.33	—	—	—	11.06
2015	10.77	0.22	(0.94)	(0.72)	(0.22)	(0.10)	(0.32)	9.73
2014	10.35	0.21	1.26	1.47	(0.21)	(0.84)	(1.05)	10.77
2013	9.57	0.24	1.17	1.41	(0.20)	(0.43)	(0.63)	10.35
2012	8.62	0.23	1.13	1.36	(0.25)	(0.16)	(0.41)	9.57
2011(d)	8.92	0.04	0.03	0.07	(0.15)	(0.22)	(0.37)	8.62
Year Ended 10/31:
2011	9.46	0.23	(0.12)	0.11	(0.17)	(0.48)	(0.65)	8.92

52	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

13.54%	$265,103	1.46	%*	2.61	%*	1.22	%*	2.85	%*	74%
(6.89)	287,424	1.45		1.59		1.22		1.82		133
14.11	268,672	1.43		1.57		1.22		1.77		162
14.73	107,137	1.43		1.87		1.23		2.07		166
15.52	68,763	1.43		2.08		1.24		2.28		200
0.81	51,681	1.64	*	2.38	*	1.23	*	2.79	*	42

0.97	54,697	1.62		1.86		1.25		2.24		273

13.11	23,833	2.21	*	1.92	*	1.97	*	2.16	*	74
(7.50)	22,307	2.20		0.83		1.97		1.05		133
13.28	24,820	2.18		0.74		1.97		0.95		162
13.90	20,127	2.18		1.11		1.98		1.31		166
14.58	14,291	2.19		1.25		1.99		1.45		200
0.62	10,767	2.39	*	1.64	*	1.98	*	2.05	*	42

0.37	10,674	2.38		1.14		2.00		1.53		273

13.33	725	1.71	*	2.53	*	1.47	*	2.77	*	74
(7.10)	607	1.70		1.39		1.47		1.62		133
13.86	399	1.68		1.33		1.47		1.54		162
14.40	138	1.67		1.61		1.48		1.81		166
15.36	128	1.66		1.67		1.49		1.84		200
0.68	7	1.89	*	1.94	*	1.48	*	2.38	*	42

0.36	15	2.05		(0.03)		1.50		0.55		273

—	8,153	—		—		—		—		—

13.67	342,450	1.21	*	2.95	*	0.97	*	3.19	*	74
(6.67)	320,406	1.20		1.83		0.97		2.05		133
14.46	374,631	1.18		1.68		0.97		1.88		162
15.03	525,149	1.18		2.12		0.98		2.33		166
15.78	246,922	1.18		2.32		0.99		2.51		200
0.85	117,085	1.39	*	2.65	*	0.98	*	3.06	*	42

1.28	112,697	1.38		2.12		1.00		2.51		273

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the two months ended December 31, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended June 30, 2016.
(g)	Class R6 Shares commenced operations at the close of business on June 30, 2016 and conducted no business during the period ended June 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	53

Financial Highlights (Unaudited) (continued)

Real Asset Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (9/11)
2016(f)	$21.87	$0.61	$1.60	$2.21	$(0.59)	$—	$—	$(0.59)	$23.49
2015	23.78	1.08	(1.80)	(0.72)	(1.08)	(0.01)	(0.10)	(1.19)	21.87
2014	22.01	1.15	2.18	3.33	(1.16)	(0.40)	—	(1.56)	23.78
2013	22.27	1.14	0.21	1.35	(1.12)	(0.49)	—	(1.61)	22.01
2012	20.38	1.22	2.21	3.43	(1.13)	(0.41)	—	(1.54)	22.27
2011(d)	20.00	0.26	0.35	0.61	(0.23)	—	—	(0.23)	20.38
Class C (9/11)
2016(f)	21.89	0.53	1.59	2.12	(0.51)	—	—	(0.51)	23.50
2015	23.79	0.92	(1.81)	(0.89)	(0.90)	(0.01)	(0.10)	(1.01)	21.89
2014	22.01	0.98	2.18	3.16	(0.98)	(0.40)	—	(1.38)	23.79
2013	22.26	0.99	0.19	1.18	(0.94)	(0.49)	—	(1.43)	22.01
2012	20.37	1.08	2.19	3.27	(0.97)	(0.41)	—	(1.38)	22.26
2011(d)	20.00	0.21	0.35	0.56	(0.19)	—	—	(0.19)	20.37
Class R6 (6/16)
2016 (g)	23.49	—	—	—	—	—	—	—	23.49
Class I (9/11)
2016(f)	21.88	0.64	1.59	2.23	(0.62)	—	—	(0.62)	23.49
2015	23.78	1.14	(1.79)	(0.65)	(1.14)	(0.01)	(0.10)	(1.25)	21.88
2014	22.01	1.27	2.12	3.39	(1.22)	(0.40)	—	(1.62)	23.78
2013	22.27	1.21	0.19	1.40	(1.17)	(0.49)	—	(1.66)	22.01
2012	20.38	1.24	2.24	3.48	(1.18)	(0.41)	—	(1.59)	22.27
2011(d)	20.00	0.27	0.36	0.63	(0.25)	—	—	(0.25)	20.38

54	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

10.28%	$195,990	1.18	%*	5.55	%*	1.16	%*	5.57	%*	52%
(3.19)	161,064	1.18		4.68		1.16		4.69		82
15.40	115,322	1.25		4.77		1.17		4.85		86
6.13	49,174	1.34		4.87		1.17		5.05		141
17.22	10,365	1.68		5.06		1.17		5.57		177
3.06	52	2.12	*	3.34	*	1.18	*	4.28	*	65

9.86	152,352	1.93	*	4.79	*	1.91	*	4.81	*	52
(3.88)	129,301	1.92		3.99		1.91		4.01		82
14.54	65,928	2.00		4.07		1.92		4.14		86
5.38	24,648	2.09		4.19		1.92		4.37		141
16.36	4,479	2.33		4.51		1.92		4.92		177
2.82	51	2.87	*	2.59	*	1.93	*	3.53	*	65

—	7,259	—		—		—		—		—

10.36	645,948	0.93	*	5.80	*	0.91	*	5.82	*	52
(2.90)	555,149	0.93		4.97		0.91		4.98		82
15.69	345,747	0.99		5.29		0.92		5.37		86
6.40	58,677	1.10		5.11		0.92		5.29		141
17.50	27,343	1.52		5.10		0.92		5.70		177
3.13	10,159	1.87	*	3.60	*	0.93	*	4.54	*	65

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 13, 2011 (commencement of operations) through December 31, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended June 30, 2016.
(g)	Class R6 Shares commenced operations at the close of business on June 30, 2016 and conducted no business during the period ended June 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	55

Financial Highlights (Unaudited) (continued)

Real Estate Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (9/95)
Year Ended 12/31:
2016(g)	$22.66	$0.23	$2.35	$2.58	$(0.31)	$—	$—	$(0.31)	$24.93
2015	23.79	0.32	0.38	0.70	(0.37)	(1.46)	—	(1.83)	22.66
2014	19.46	0.32	5.62	5.94	(0.33)	(1.28)	—	(1.61)	23.79
2013	21.02	0.27	(0.06)	0.21	(0.29)	(1.35)	(0.13)	(1.77)	19.46
2012	18.76	0.28	3.07	3.35	(0.43)	(0.66)	—	(1.09)	21.02
2011(d)	18.84	0.09	0.05	0.14	(0.11)	(0.11)	—	(0.22)	18.76
Year Ended 10/31:
2011	17.58	0.29	1.43	1.72	(0.22)	(0.24)	—	(0.46)	18.84
Class C (2/00)
Year Ended 12/31:
2016(g)	22.11	0.14	2.29	2.43	(0.22)	—	—	(0.22)	24.32
2015	23.24	0.15	0.36	0.51	(0.18)	(1.46)	—	(1.64)	22.11
2014	19.03	0.15	5.50	5.65	(0.16)	(1.28)	—	(1.44)	23.24
2013	20.59	0.12	(0.08)	0.04	(0.12)	(1.35)	(0.13)	(1.60)	19.03
2012	18.39	0.12	3.01	3.13	(0.27)	(0.66)	—	(0.93)	20.59
2011(d)	18.46	0.06	0.05	0.11	(0.07)	(0.11)	—	(0.18)	18.39
Year Ended 10/31:
2011	17.23	0.14	1.41	1.55	(0.08)	(0.24)	—	(0.32)	18.46
Class R3 (9/01)
Year Ended 12/31:
2016(g)	23.00	0.21	2.38	2.59	(0.29)	—	—	(0.29)	25.30
2015	24.13	0.25	0.40	0.65	(0.32)	(1.46)	—	(1.78)	23.00
2014	19.72	0.28	5.69	5.97	(0.28)	(1.28)	—	(1.56)	24.13
2013	21.29	0.23	(0.08)	0.15	(0.24)	(1.35)	(0.13)	(1.72)	19.72
2012	18.99	0.23	3.12	3.35	(0.39)	(0.66)	—	(1.05)	21.29
2011(d)	19.07	0.08	0.05	0.13	(0.10)	(0.11)	—	(0.21)	18.99
Year Ended 10/31:
2011	17.79	0.24	1.46	1.70	(0.16)	(0.26)	—	(0.42)	19.07
Class R6 (4/13)
2016(g)	23.07	0.30	2.39	2.69	(0.35)	—	—	(0.35)	25.41
2015	24.17	0.43	0.37	0.80	(0.44)	(1.46)	—	(1.90)	23.07
2014	19.72	0.48	5.65	6.13	(0.40)	(1.28)	—	(1.68)	24.17
2013(e)	24.06	0.31	(2.94)	(2.63)	(0.23)	(1.35)	(0.13)	(1.71)	19.72
Class I (6/95)
Year Ended 12/31:
2016(g)	22.97	0.27	2.37	2.64	(0.34)	—	—	(0.34)	25.27
2015	24.10	0.38	0.39	0.77	(0.44)	(1.46)	—	(1.90)	22.97
2014	19.70	0.40	5.68	6.08	(0.40)	(1.28)	—	(1.68)	24.10
2013	21.26	0.35	(0.08)	0.27	(0.35)	(1.35)	(0.13)	(1.83)	19.70
2012	18.97	0.35	3.09	3.44	(0.49)	(0.66)	—	(1.15)	21.26
2011(d)	19.05	0.10	0.05	0.15	(0.12)	(0.11)	—	(0.23)	18.97
Year Ended 10/31:
2011	17.77	0.34	1.45	1.79	(0.24)	(0.27)	—	(0.51)	19.05

56	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

11.44%	$752,350	1.30	%*	2.06	%*	1.30	%*	2.06	%*	70%
3.22	690,025	1.30		1.37		1.30		1.37		104
30.94	751,098	1.30		1.44		1.30		1.44		89
1.04	634,978	1.25		1.25		1.25		1.25		89
18.07	750,073	1.28		1.33		1.26		1.35		76
0.72	722,221	1.31	*	2.82	*	1.28	*	2.86	*	21

9.94	732,181	1.28		1.54		1.27		1.55		103

11.02	100,949	2.05	*	1.31	*	2.05	*	1.31	*	70
2.45	93,499	2.05		0.65		2.05		0.65		104
29.99	91,172	2.05		0.69		2.05		0.69		89
0.25	72,172	2.00		0.56		2.00		0.56		89
17.19	69,935	2.03		0.57		2.01		0.60		76
0.60	59,469	2.06	*	2.06	*	2.03	*	2.09	*	21

9.13	60,812	2.04		0.76		2.02		0.77		103

11.29	59,986	1.55	*	1.85	*	1.55	*	1.85	*	70
2.95	57,416	1.55		1.06		1.55		1.06		104
30.66	68,569	1.55		1.22		1.55		1.22		89
0.75	59,238	1.50		1.02		1.50		1.02		89
17.80	72,742	1.53		1.09		1.51		1.12		76
0.66	62,888	1.56	*	2.59	*	1.53	*	2.62	*	21

9.68	63,335	1.54		1.30		1.52		1.31		103

11.69	305,009	0.87	*	2.57	*	0.87	*	2.57	*	70
3.60	254,414	0.87		1.80		0.87		1.80		104
31.51	250,116	0.89		2.12		0.89		2.12		89
(10.88)	79,796	0.88	*	2.15	*	0.88	*	2.15	*	89

11.56	3,956,844	1.05	*	2.35	*	1.05	*	2.35	*	70
3.48	3,666,093	1.05		1.58		1.05		1.58		104
31.28	4,085,270	1.05		1.75		1.05		1.75		89
1.32	3,105,950	1.00		1.56		1.00		1.56		89
18.34	3,214,954	1.03		1.62		1.01		1.65		76
0.78	2,280,291	1.06	*	3.08	*	1.03	*	3.12	*	21

10.24	2,271,583	1.04		1.79		1.02		1.80		103

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the two months ended December 31, 2011.
(e)	For the period April 30, 2013 (commencement of operations) through December 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Footnote 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended June 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	57

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Infrastructure Fund (“Global Infrastructure”), Nuveen Real Asset Income Fund (“Real Asset Income”) and Nuveen Real Estate Securities Fund (“Real Estate Securities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

The end of the reporting period for the Funds is June 30, 2016 and the period covered by these Notes to Financial Statements is the six months ended June 30, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Global Infrastructure’s investment objective is to seek long-term growth of capital and income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities issued by U.S. and non-U.S. infrastructure-related companies. Infrastructure-related companies include companies involved in the ownership, development, construction, renovation, financing or operation of infrastructure assets, or that provide the services and raw materials necessary for the construction and maintenance of infrastructure assets.

Equity securities in which the Fund invests include common and preferred securities, publicly-traded units of master limited partnerships (“MLPs”), and real estate investment trusts (“REITs”). The Fund may also invest in exchange traded funds (“ETFs”) and other investment companies (“investment companies”). The Fund may invest in companies of any size, including small- and mid-capitalization companies.

The Fund’s investments include infrastructure-related securities of non-U.S. issuers. Under normal market conditions, the Fund will invest at least 40% of its net assets in securities of non-U.S. issuers and, in any case, will invest at least 30% of its net assets in such issuers.

The Fund diversifies its investments among a number of different countries throughout the world. Up to 25% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Real Asset Income’s investment objective is to seek a high level of current income. The secondary investment objective of the Fund is to seek capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in securities issued by real asset related companies that are generating income at the time of purchase. Real asset related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industry groups; (iii) companies, if not in one of these sectors or industries, that (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing, or sale of real assets, or (b) have at least 50% of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

The categories of real assets on which the Fund will focus its investments are infrastructure and real estate. Infrastructure consists of the physical structures and networks upon which the operation, growth and development of a community depends, which include water, sewer, and energy utilities; transportation and communication networks; health care facilities, government accommodations, and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks. In normal market conditions, the Fund will invest at least 25% of its assets, collectively, in securities of issuers in the infrastructure and real estate industries.

The Fund will invest in both equity securities and debt securities, but will not invest more than 40% of its net assets in debt securities. All or a portion of the Fund’s debt securities may be rated lower than investment grade (BB/Ba or lower). Equity securities in which the Fund may invest may be of any market capitalization, including small- and mid-capitalization companies, and include common stock, preferred securities, hybrid securities and

58	NUVEEN

convertible securities, as well as interests in REITs, exchange-traded notes (“ETNs”), other investment companies (including ETFs) and equity securities issued by MLPs. Debt securities in which the Fund may invest include corporate debt obligations, mortgage-backed securities (“MBS”) and debt securities issued by MLPs.

The Fund will invest in non-U.S. securities, but will limit its exposure to emerging markets to 50% of its net assets at the time of purchase.

The infrastructure assets that Global Infrastructure and Real Asset Income invest consists of the physical structures and networks upon which the operation, growth and development of a community depends, which include water, sewer, and energy utilities; transportation and communication networks; health care facilities, government accommodations, and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks.

Real Estate Securities’ investment objective is to provide above average current income and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate.

The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, the Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Each Fund may utilize derivatives, including options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts. The Funds may use these derivatives to manage market or business risk, enhance the Funds’ return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

Real Estate Securities
Outstanding when-issued/delayed delivery purchase commitments	$36,407,098

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Global Infrastructure and quarterly for Real Estate Securities. Real Asset Income’s dividends from net investment income are declared daily and distributed to shareholders monthly, and Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

NUVEEN	59

Notes to Financial Statements (Unaudited) (continued)

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Funds’ portfolios. Distributions received from certain securities in which the Funds invest, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Funds’ ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities as of the last calendar year end.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of Global Infrastructure and Real Estate Securities that are not directly attributable to a specific class of shares are prorated among the classes of each Fund based on the relative net assets of each class. Income and expenses of Real Asset Income that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives, when applicable, with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

60	NUVEEN

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Directors (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon,

NUVEEN	61

Notes to Financial Statements (Unaudited) (continued)

maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Infrastructure	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$323,558,432	$281,021,715	**	$286,063	**	$604,866,210
Real Estate Investment Trust Common Stocks	15,585,905	3,333,302	**	—		18,919,207
Investment Companies	6,694,649	—		—		6,694,649
Short-Term Investments:
Repurchase Agreements	—	3,086,285		—		3,086,285
Total	$345,838,986	$287,441,302		$286,063		$633,566,351

Real Asset Income
Long-Term Investments*:
Common Stocks	$98,122,705	$160,985,433	**	$—		$259,108,138
Real Estate Investment Trust Common Stocks	149,424,207	32,154,469	**	—		181,578,676
Convertible Preferred Securities	58,766,390	8,906,985	**	—		67,673,375
$25 Par (or similar) Retail Preferred	203,631,870	8,435,561	**	—		212,067,431
Corporate Bonds	—	134,954,106		—		134,954,106
$1,000 Par (or similar) Institutional Preferred	—	77,792,650		—		77,792,650
Common Stock Rights	15,287	—		—		15,287
Investment Companies	18,202,063	—		—		18,202,063
Short-Term Investments:
Repurchase Agreements	—	32,817,427		—		32,817,427
Total	$528,162,522	$456,046,631		$—		$984,209,153

Real Estate Securities
Long-Term Investments*:
Common Stocks	$31,100,763	$—		$—		$31,100,763
Real Estate Investment Trust Common Stocks	4,888,728,997	17,030,627	**	—		4,905,759,624
Investments Purchased with Collateral from Securities Lending	579,847,233	—		—		579,847,233
Short-Term Investments:
Money Market Funds	199,189,077	—		—		199,189,077
Total	$5,698,866,070	$17,030,627		$—		$5,715,896,697
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3, where applicable.

The table below presents the transfers in and out of the three valuation levels for the following Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)
Global Infrastructure
Common Stocks	$1,741,242	$(4,923,154)	$4,923,154	$(2,027,305)	$286,063	$—
Real Asset Income
Common Stocks	$2,289,571	$(7,524,806)	$7,524,806	$(2,289,571)	$—	$—
$25 Par (or similar) Retail Preferred	1,843,713	—	—	(1,843,713)	—	—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the

62	NUVEEN

Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

NUVEEN	63

Notes to Financial Statements (Unaudited) (continued)

As of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:

Global Infrastructure	Value	% of Net Assets
Country:
Canada	$67,841,121	10.6%
Australia	61,395,263	9.6
Italy	53,063,523	8.3
France	41,600,432	6.5
United Kingdom	22,249,754	3.5
Japan	18,673,832	2.9
Hong Kong	18,438,976	2.9
New Zealand	18,361,564	2.9
Spain	18,149,407	2.8
Singapore	11,862,197	1.8
Other	62,044,922	9.7
Total non-U.S. securities	$393,680,991	61.5%

Real Asset Income
Country:
Canada	$92,258,176	9.2%
Australia	61,142,016	6.1
United Kingdom	49,635,826	5.0
Singapore	42,001,050	4.2
Italy	26,023,536	2.6
Hong Kong	22,992,622	2.3
New Zealand	14,989,587	1.5
Mexico	14,405,161	1.4
Belgium	14,355,055	1.4
Portugal	13,544,217	1.4
Other	52,852,043	5.3
Total non-U.S. securities	$404,199,289	40.4%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets less liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, Real Estate Securities may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also has the ability to recall the securities on loan at any time.

The Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

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Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Fund’s custodian, U.S. Bank National Association, serves as its securities lending agent. The Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Fund and the collateral delivered related to those securities as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Real Estate Securities	Common Stocks	$864,063	$(864,063)	$—
	Real Estate Investment Trust Common Stocks	572,018,995	(572,018,995)	—
Total		$572,883,058	$(572,883,058)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Securities lending fees paid by the Fund during the current fiscal period were as follows:

Real Estate Securities
Securities lending fees paid	$32,441

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Infrastructure	Fixed Income Clearing Corporation	$3,086,285	$(3,086,285)	$—
Real Asset Income	Fixed Income Clearing Corporation	32,817,427	(32,817,427)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

NUVEEN	65

Notes to Financial Statements (Unaudited) (continued)

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, Real Asset Income shorted short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Real Asset Income
Average notional amount of futures contracts outstanding*	$4,062,331
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Real Asset Income	Interest rate	Futures contracts	$(180,784)	$(29,714)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

66	NUVEEN

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 6/30/16		Year Ended 12/31/15
Global Infrastructure(1)	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,384,240	$24,493,931	11,381,988	$121,955,119
Class C	113,382	1,140,815	344,437	3,639,411
Class R3	10,380	108,704	45,632	502,702
Class R6 – exchanges	737,190	8,153,326	—	—
Class I	3,916,895	39,770,937	8,805,918	93,374,990
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	872,940	8,576,645
Class C	—	—	47,564	463,434
Class R3	—	—	1,720	17,151
Class R6	—	—	—	—
Class I	—	—	594,217	5,831,766
	7,162,087	73,667,713	22,094,416	234,361,218
Shares redeemed:
Class A	(7,911,175)	(80,691,718)	(7,686,739)	(80,679,300)
Class C	(240,843)	(2,432,958)	(406,289)	(4,237,762)
Class R3	(7,062)	(70,012)	(22,478)	(232,692)
Class R6	—	—	—	—
Class I	(5,145,499)	(50,903,845)	—	—
Class I – exchanges	(737,190)	(8,153,326)	(11,271,460)	(116,822,070)
	(14,041,769)	(142,251,859)	(19,386,966)	(201,971,824)
Net increase (decrease)	(6,879,682)	$(68,584,146)	2,707,450	$32,389,394
(1)	Class R6 Shares were established on June 30, 2016.

	Six Months Ended 6/30/16		Year Ended 12/31/15
Real Asset Income(1)	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,070,209	$46,542,442	5,272,222	$123,886,629
Class C	1,174,230	26,472,031	3,878,785	91,353,945
Class R6 – exchanges	309,038	7,259,298	—	—
Class I	6,057,546	135,349,519	19,037,472	446,842,749
Shares issued to shareholders due to reinvestment of distributions:
Class A	192,975	4,321,825	328,376	7,551,536
Class C	125,502	2,810,774	195,526	4,479,582
Class R6	—	—	—	—
Class I	662,250	14,821,101	1,154,504	26,504,177
	10,591,750	237,576,990	29,866,885	700,618,618
Shares redeemed:
Class A	(1,282,491)	(28,395,831)	(3,086,962)	(71,146,379)
Class C	(725,494)	(15,990,920)	(937,896)	(21,301,185)
Class R6	—	—	—	—
Class I	(4,290,468)	(94,066,599)	—	—
Class I – exchanges	(309,038)	(7,259,298)	(9,353,174)	(212,143,589)
	(6,607,491)	(145,712,648)	(13,378,032)	(304,591,153)
Net increase (decrease)	3,984,259	$91,864,342	16,488,853	$396,027,465
(1)	Class R6 Shares were established on June 30, 2016.

NUVEEN	67

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 6/30/16		Year Ended 12/31/15
Real Estate Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,315,337	$122,262,528	8,620,827	$204,358,264
Class C	265,819	5,990,891	831,972	19,368,102
Class R3	301,519	6,973,434	733,362	17,824,626
Class R6	2,900,648	64,742,968	4,926,904	118,108,108
Class I	19,350,975	448,143,250	37,828,506	913,213,184
Shares issued to shareholders due to reinvestment of distributions:
Class A	383,887	9,295,208	2,392,067	53,613,825
Class C	27,453	648,411	217,152	4,733,847
Class R3	27,486	675,515	195,095	4,434,742
Class R6	145,178	3,588,336	732,046	16,721,757
Class I	1,535,543	37,707,545	9,465,568	215,255,484
	30,253,845	700,028,086	65,943,499	1,567,631,939
Shares redeemed:
Class A	(5,976,175)	(137,560,339)	(12,128,454)	(284,548,904)
Class C	(371,730)	(8,261,097)	(742,706)	(16,958,483)
Class R3	(454,932)	(10,478,899)	(1,273,580)	(30,252,586)
Class R6	(2,068,359)	(47,944,134)	(4,983,264)	(119,883,685)
Class I	(23,949,016)	(552,121,729)	(57,178,857)	(1,357,879,708)
	(32,820,212)	(756,366,198)	(76,306,861)	(1,809,523,366)
Net increase (decrease)	(2,566,367)	$(56,338,112)	(10,363,362)	$(241,891,427)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions, where applicable) during the current fiscal period were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Purchases	$455,359,416	$506,919,692	$3,239,486,656
Sales and maturities	522,837,440	444,162,990	3,337,830,210

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

68	NUVEEN

As of June 30, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Cost of investments	$549,516,766	$945,198,624	$4,264,006,156
Gross unrealized:
Appreciation	$104,361,456	$66,731,274	$1,542,008,141
Depreciation	(20,311,871)	(27,720,745)	(90,117,600)
Net unrealized appreciation (depreciation) of investments	$84,049,585	$39,010,529	$1,451,890,541

Permanent differences, primarily due to the federal taxes paid, REIT adjustments, investments in partnerships, foreign currency transactions, investments in passive foreign investment companies and complex securities character adjustments, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2015, the Funds’ last tax year end, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Capital paid-in	$20,258	$(17,263)	$(11)
Undistributed (Over-distribution of) net investment income	(38,264)	(859,515)	2,567,846
Accumulated net realized gain (loss)	18,006	876,778	(2,567,835)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2015, the Funds’ last tax year end, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Undistributed net ordinary income[1]	$324,034	$—	$5,209,230
Undistributed net long-term capital gains	392,772	—	81,527,098
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended December 31, 2015, was designated for purposes of the dividends paid deduction as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Distributions from net ordinary income[1]	$15,816,112	$37,144,462	$138,807,910
Distributions from net long-term capital gains	4,225,763	451,293	245,536,755
Return of capital	—	3,498,940	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of December 31, 2015, the Funds’ last tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Real Asset Income
Capital losses to be carried forward – not subject to expiration	$12,500,359

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	Global Infrastructure	Real Asset Income
Post-October capital losses[2]	$5,044,319	$12,736,337
Late-year ordinary losses[3]	—	68,919
[2]	Capital losses incurred from November 1, 2015 through December 31, 2015, the Funds’ last tax year end.
[3]	Specified losses incurred from November 1, 2015 through December 31, 2015.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

NUVEEN	69

Notes to Financial Statements (Unaudited) (continued)

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Global Infrastructure	Real Asset Income	Real Estate Securities
For the first $125 million	0.7500%	0.6000%	0.7000%
For the next $125 million	0.7375	0.5875	0.6875
For the next $250 million	0.7250	0.5750	0.6750
For the next $500 million	0.7125	0.5625	0.6625
For the next $1 billion	0.7000	0.5500	0.6500
For net assets over $2 billion	0.6750	0.5250	0.6250

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and (except for Real Asset Income) making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2016, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Global Infrastructure	0.1702%
Real Asset Income	0.1614
Real Estate Securities	0.1790

The Adviser has agreed to waive fees and/or reimburse expenses of Global Infrastructure and Real Asset Income through September 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% and 0.95% of the average daily net assets of any class of Fund shares, respectively.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

70	NUVEEN

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Sales charges collected	$44,013	$422,669	$111,422
Paid to financial intermediaries	38,594	572,532	99,326

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Commission advances	$8,599	$249,702	$66,859

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
12b-1 fees retained	$10,778	$291,865	$53,711

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
CDSC retained	$1,191	$28,531	$2,805

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), has established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

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Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodians

State Street Bank & Trust
Company

One Lincoln Street

Boston, MA 02111

U.S. Bank National Association*

1555 North RiverCenter Drive Suite 302

Milwaukee, WI 53202

		Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

* For Nuveen Real Estate Securities Fund.

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

72	NUVEEN

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays U.S. Corporate High Yield Bond Index: An index that covers the universe of fixed-rate, non-investment-grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA/Merrill Lynch Preferred Fixed Rate Index: An index that consists of fixed rate U.S. dollar denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

BofA/Merrill Lynch REIT Preferred Index: An unmanaged index of investment grade Real Estate Investment Trust (REIT) preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper Global Flexible Portfolio Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Infrastructure Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Infrastructure Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI (Morgan Stanley Capital International) All Country World Index (ACWI): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI U.S. REIT Index: An unmanaged index that tracks the performance of real estate investment trusts (REITs). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Real Asset Income Blend (Old Comparative Benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

NUVEEN	73

Glossary of Terms Used in this Report (continued)

Weighting Percentage	Index	Definition
33%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
20%	BofA/Merrill Lynch REIT Preferred Index	An unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance.
20%	Barclays U.S. Corporate High Yield Bond Index	An unmanaged index that covers the universe of domestic fixed-rate non-investment grade debt.
15%	MSCI U.S. RElT Index	A free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity RElTs that do not generate a majority of their revenue and income from real estate rental and leasing operations. This index represents approximately 85% of the U.S. REIT universe.
12%	BofA/Merrill Lynch Fixed Rate Preferred Securities Index	Tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings).

Real Asset Income Blend (New Comparative Benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Barclays U.S. Corporate High Yield Bond Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Barclays Global Capital Securities Index	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

S&P Global Infrastructure Index: An index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

74	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors of each Fund (the “Board,” and each Director a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance

NUVEEN	75

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of the Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015 (or for such shorter periods available for Nuveen Real Asset Income Fund (the “Real Asset Fund”), which did not exist for part of the foregoing time frame, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

76	NUVEEN

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds, including the Real Asset Fund. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For Nuveen Global Infrastructure Fund (the “Infrastructure Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the five-year period and the first quartile in the one- and three-year periods and outperformed its benchmark in the one-, three- and five-year periods. The Board determined that the Fund’s performance had been favorable.

For the Real Asset Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the three-year period and second quartile in the one-year period. Although the Fund underperformed its blended benchmark in the one-year period, the Fund outperformed its recognized benchmark and blended benchmark in the three-year period and its recognized benchmark in the one-year period. The Board determined that the Fund’s performance had been satisfactory.

For Nuveen Real Estate Securities Fund (the “Real Estate Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-, three- and five-year periods and, although the Fund underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board determined that the Fund’s performance had been favorable.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the Infrastructure Fund had a net management fee and a net expense ratio below the respective peer average, and the Real Asset Fund and the Real Estate Fund each had a net management fee slightly higher than its peer average but a net expense ratio in line with its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

78	NUVEEN

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex, including the Funds, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were shared with shareholders of the Infrastructure Fund and the Real Asset Fund through their temporary expense caps.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed

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income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

80	NUVEEN

Notes

81	Nuveen Investments

Notes

82	NUVEEN

Notes

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Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MSA-FREGIF-0616D        18680-INV-B-08/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: September 7, 2016

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: September 7, 2016